Prospectus
J.P. Morgan Exchange-Traded Funds
July 1, 2020, as supplemented March 1, 2021
	Ticker	Listing Exchange
JPMorgan BetaBuilders 1–5 Year U.S. Aggregate Bond ETF	BBSA	Cboe BZX Exchange, Inc.
JPMorgan Core Plus Bond ETF	JCPB	Cboe BZX Exchange, Inc.
JPMorgan Corporate Bond Research Enhanced ETF	JIGB	NYSE Arca
JPMorgan High Yield Research Enhanced ETF (formerly, JPMorgan Disciplined High Yield ETF)	JPHY	Cboe BZX Exchange, Inc.
JPMorgan Municipal ETF	JMUB	Cboe BZX Exchange, Inc.
JPMorgan U.S. Aggregate Bond ETF	JAGG	NYSE Arca
JPMorgan Ultra-Short Income ETF	JPST	Cboe BZX Exchange, Inc.
JPMorgan Ultra-Short Municipal Income ETF	JMST	Cboe BZX Exchange, Inc.
JPMorgan USD Emerging Markets Sovereign Bond ETF	JPMB	NYSE Arca
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).
Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan BetaBuilders 1–5 Year U.S. Aggregate Bond ETF
Ticker: BBSA
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.05
1	The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	5	16	28	64
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a tax-
able account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (March 12, 2019 through February 29, 2020), the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index (the “Underlying Index”), which measures the performance of U.S. dollar denominated investment grade taxable bonds with remaining effective maturities between one and five years. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. Bloomberg Index Services Limited is the index provider for the Underlying Index (the “Index Provider”). The Underlying Index is a subset of the Bloomberg Barclays U.S. Aggregate Index and primarily includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade U.S. corporate bonds, mortgage-backed pass-through securities (MBS), commercial mortgage-backed securities, and asset-backed securities. The Underlying Index’s exposure to mortgages is limited to mortgages with maturities of up to 15 years. The dollar-weighted average maturity of the Underlying Index as of May 31, 2020 was 3.31 years.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many actively-managed funds, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include asset class exposure, industry weightings, liquidity, and other fixed income specific attributes (such as yield, duration, credit quality, spread and maturity). Even when the Fund utilizes representative sampling, it must still invest at
July 1, 2020  |  1

JPMorgan BetaBuilders 1–5 Year U.S. Aggregate Bond ETF (continued)
least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the monthly rebalancing of the Underlying Index.
The Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date. The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by JPMIM or its affiliates.
The Fund will not invest in asset classes that are not present in the Underlying Index. The Fund will not invest in debt securities that are rated below investment grade (i.e., high yield and junk bonds). The Fund may invest in privately placed, restricted and unregistered securities.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund may also invest in shares of affiliated money market funds.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which a Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, because the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.

2  |   J.P. Morgan Exchange-Traded Funds

The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. Because the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Concentration Risk. To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to a particular industry or group of industries.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments.
Geographic Focus Risk. The Fund focuses its investments in the United States. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rate, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities
July 1, 2020  |  3

JPMorgan BetaBuilders 1–5 Year U.S. Aggregate Bond ETF (continued)
held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

4  |   J.P. Morgan Exchange-Traded Funds

Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Eric Isenberg	2019	Executive Director
Naveen Kumar	2019	Vice President
Behnood Noei	2019	Vice President
Jonathan Msika	2020	Vice President
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2020  |  5

JPMorgan Core Plus Bond ETF
Ticker: JCPB
What is the goal of the Fund?
The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.40
1	The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	41	128	224	505
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a tax-
able account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.
What are the Fund’s main investment strategies?
As part of its main investment strategy, the Fund may principally invest in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities and asset-backed, mortgage-related and mortgage-backed securities. The Fund also may invest in debt securities rated below investment grade (i.e., high yield or junk bonds) or the unrated equivalent, including from foreign and emerging markets.
As a matter of non-fundamental policy, the Fund will ordinarily invest at least 80% of its Assets in bonds. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders at least 60 days prior notice of any change of this policy. The Fund’s average weighted maturity will ordinarily range between five and twenty years. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).
The adviser will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 70% of the Fund’s Assets will be invested in securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s Assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 30% of its Assets in below investment grade securities (or the unrated equivalent). Such securities may include so called “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings or securities of issuers operating in troubled industries. As part of its principal investment strategy, the Fund may invest in debt securities structured as private placements, restricted securities and other unregistered securities.
The Fund may invest a significant portion of its Assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed
6  |   J.P. Morgan Exchange-Traded Funds

securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.
Up to 25% of the Fund’s Assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 30% of the Fund’s Assets.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and forward contracts as tools in the management of portfolio assets.
The Fund may use derivatives to hedge various investments, for risk management, for efficient portfolio management and/ or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities. The Fund may also utilize foreign currency derivatives such as currency forwards to hedge its non-dollar investments back to the U.S. dollar or use such derivatives to gain or adjust exposure to particular foreign securities, markets or currencies.
The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The Fund may invest in other ETFs in order to gain exposure to particular markets, including foreign and emerging markets, or asset classes.
The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities or countries in which the Fund may invest. These determinations may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including affiliated money market funds.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s
July 1, 2020  |  7

JPMorgan Core Plus Bond ETF (continued)
investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted

8  |   J.P. Morgan Exchange-Traded Funds

by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although currently the Fund anticipates at least 50% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars, the Fund has the flexibility to have greater exposure to non-U.S. dollar investments. In addition, the Fund’s use of foreign currency derivatives may not be successful in hedging non-dollar investments back to the U.S. dollar and the use of such strategies may lower the Fund’s potential returns.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as Interest Only and Principal Only CMOs (IOs and POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
High Yield Securities and Loan Risk. The Fund invests in instruments including junk bonds, Loans and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments are subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. The Fund will not have direct recourse against the issuer of a loan participation. Loans that are deemed to be liquid at the time of purchase may become illiquid.
No active trading market may exist for some of the instruments and certain investments may be subject to restrictions on resale. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some instruments may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. When Loans and other instruments are prepaid, the Fund may have to reinvest in instruments with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these instruments, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Certain Loans may not be considered securities under the federal securities laws and, therefore, investments in such Loans may not be subject to certain protections under those laws. In addition, the adviser may not have access to material non-public information to which other investors may have access.
Derivatives Risk. Derivatives, including foreign forward currency contracts, options, futures contracts and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to
July 1, 2020  |  9

JPMorgan Core Plus Bond ETF (continued)
such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
CPI-U Strategy Risk. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”
ETF and Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF or other investment company. The price and

10  |   J.P. Morgan Exchange-Traded Funds

movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their NAV (also known as a discount).
Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Covenant Lite Loan Risk. The Fund may invest in, or obtain exposure to, floating rate Loans that may be “covenant lite,” which lack, or contain fewer or contingent, financial maintenance covenants or other provisions intended to provide certain financial protections in favor of lenders as compared to other types of loans. Accordingly, covenant lite Loans carry greater risks because the borrower will generally have more flexibility with respect to its activities, and the Fund may receive less frequent or less detailed financial reporting from the borrower and may experience greater delays and difficulties in enforcing its rights if the borrower’s financial performance declines, which may result in losses to the Fund.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Steven Lear	2019	Managing Director
Richard Figuly	2019	Managing Director
J. Andrew Norelli	2019	Managing Director
Lisa Coleman	2020	Managing Director
Thomas Hauser	2020	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2020  |  11

JPMorgan Corporate Bond Research Enhanced ETF
Ticker: JIGB
What is the goal of the Fund?
The Fund seeks to provide total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.14%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.14
1	The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	14	45	79	179
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is actively managed and mainly invests in corporate bonds that are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) to be of comparable quality. Under normal circumstances, the Fund invests at least 80% of its assets in corporate bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change to this policy. A “corporate bond” is defined as a debt security issued by a corporation or non-governmental entity with a maturity of 90 days or more at the time of its issuance. As part of its principal strategy, the Fund invests in corporate bonds structured as corporate debt securities, debt securities of real estate investment trusts (REITs) and master limited partnerships (MLPs), public or private placements, restricted securities and other unregistered securities.
In implementing its strategy and seeking to achieve its investment objective, the Fund constructs a portfolio of holdings that seeks to outperform the Bloomberg Barclays U.S. Corporate Bond Index (the benchmark) over time while maintaining similar risk characteristics. Within each sector of the benchmark, the Fund may overweight corporate bonds issued by companies that the adviser’s fundamental credit research teams have given stronger credit scores while underweighting or not holding corporate bonds issued by companies given weaker credit scores. The adviser generates such credit scores by evaluating each individual company based on certain fundamental credit metrics, the company’s competitive environment, risks that the company may face, and other technical factors, such as the liquidity of debt issued by the company and the amount of debt outstanding. In weighting sectors, the adviser makes relative value judgments and performs fundamental analysis of companies and their respective sectors. Similar to the credit score rankings, the adviser generates a score for each corporate sector based on fundamental and relative value views. The adviser looks to overweight sectors with higher scores and underweight sectors with lower scores, seeking to generate excess return over the benchmark. By emphasizing investment in corporate bonds issued by the highest scoring companies and in the highest scoring sectors, the Fund seeks total returns that exceed those of the benchmark over the long term with a similar level of volatility.
The Fund mainly invests in securities included within the universe of the benchmark, however, the Fund may also invest in securities not included within the benchmark or securities or instruments with similar economic characteristics. Under normal circumstances, the Fund targets a similar duration to
12  |   J.P. Morgan Exchange-Traded Funds

the benchmark, but is not required to maintain a specific duration and may invest in securities of any maturity or duration. As of May 31, 2020, the duration of the benchmark was 8.25 years. As of May 31, 2020, the benchmark was concentrated in the financial sector.
The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its total assets in that industry.
The Fund may invest in U.S. dollar-denominated securities of foreign issuers.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in futures to manage duration.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including affiliated money market funds.
Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined port-folio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. As part of its security selection process, the adviser also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
July 1, 2020  |  13

JPMorgan Corporate Bond Research Enhanced ETF (continued)
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments.
Foreign Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with

14  |   J.P. Morgan Exchange-Traded Funds

investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Foreign Issuer Risk. U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, and regulatory issues facing issuers in such countries.
Industry Concentration Risk. The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.
REITs Risk. The Fund’s investments in debt securities of REITs are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt securities of REITs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
MLP Risk. Debt securities of MLPs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity interests in MLPs. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of
Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
July 1, 2020  |  15

JPMorgan Corporate Bond Research Enhanced ETF (continued)
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Bloomberg Barclays U.S. Corporate Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6883 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2019	5.39%
Worst Quarter	4th quarter, 2019	1.03%
The Fund’s year-to-date total return through 3/31/20 was -2.89%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past 1 Year	Life of Fund (since 12/12/2018)
SHARES
Return Before Taxes	14.72%	14.54%
Return After Taxes on Distributions	12.28	12.13
Return After Taxes on Distributions and Sale of Fund Shares	8.67	10.05
BLOOMBERG BARCLAYS U.S. CORPORATE INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	14.54	14.45
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Lisa Coleman	2018	Managing Director
Lorenzo Napolitano	2018	Executive Director
Bhupinder Bahra	2018	Managing Director
Frederick Bourgoin	2018	Managing Director
Sameer Iqbal	2018	Vice President
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

16  |   J.P. Morgan Exchange-Traded Funds

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2020  |  17

JPMorgan High Yield Research Enhanced ETF
(formerly JPMorgan Disciplined High Yield ETF)
Ticker: JPHY
What is the goal of the Fund?
The Fund seeks to provide a high level of income. Capital appreciation is a secondary objective.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.24
1	The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	25	77	135	306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is actively managed and invests primarily in high yield, high risk debt securities. As part of its main investment strategy, the Fund may invest in debt obligations structured as bonds and other debt securities issued by corporate and non-corporate issuers, private placements, other unregistered securities, convertible securities, debt and convertible securities of Real Estate Investment Trusts (REITs), preferred stock, variable and floating rate instruments, and zero coupon, pay-in-kind and deferred payment securities. Issuers may be domestic or foreign, but the Fund only will invest in U.S. dollar denominated investments. The Fund may invest in debt securities issued by small and mid-cap companies.
Under normal circumstances, the Fund invests at least 80% of its Assets in high yield securities. For purposes of this policy a “high yield security” means the security, at the time of purchase, is rated below investment grade or unrated if the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) believes it to be of comparable quality to securities that are rated below investment grade. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change to this policy.
In implementing its strategy and seeking to achieve its investment objective, the Fund constructs a portfolio of holdings that seeks to outperform the Bloomberg Barclays U.S. Corporate High Yield – 2% Issuer Capped Index (the benchmark) over time while generally maintaining similar risk characteristics.
The Fund may invest up to 100% of its total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Such securities may include “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings of securities of issuers operating in troubled industries.
The Fund mainly invests in securities included within the universe of the benchmark, however, the Fund may also invest in securities not included within the benchmark or securities or instruments with similar economic characteristics.
Under normal circumstances, the Fund targets a similar duration to the benchmark, but is not required to maintain a specific duration and may invest in securities of any maturity or duration. As of May 31, 2020, the effective duration of the benchmark was 4.03 years.
18  |   J.P. Morgan Exchange-Traded Funds

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and issuer and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into issuers and individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight issuers, securities and sectors that it deems to be attractive and under-weight or not invest in those issuers, securities and sectors that it believes are unattractive. The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.
As part of its credit analysis, the adviser generally also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regula-
tory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
High Yield Securities Risk. The Fund invests in securities including junk bonds and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, liquidity risks, prepayment risks, and lack of publicly available information. High yield securities that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the securities and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some securities may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When securities are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value.
July 1, 2020  |  19

JPMorgan High Yield Research Enhanced ETF (continued)
The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments.
Smaller Company Risk. Investments in smaller companies (small cap and mid cap companies) may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of securities, of large capitalization companies, especially over the short term.
Foreign Securities Risk. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities

20  |   J.P. Morgan Exchange-Traded Funds

of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
REITs Risk. The Fund’s investments in debt and convertible securities of REITs are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. Debt and convertible securities of REITs are subject to the risks of debt and convertible securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in kind.
Covenant Lite Loan Risk. The Fund may invest in, or obtain exposure to, floating rate Loans that may be “covenant lite,” which lack, or contain fewer or contingent, financial maintenance covenants or other provisions intended to provide certain financial protections in favor of lenders as compared to other types of loans. Accordingly, covenant lite Loans carry greater risks because the borrower will generally have more flexibility with respect to its activities, and the Fund may receive less frequent or less detailed financial reporting from the borrower and may experience greater delays and difficulties in enforcing its rights if the borrower’s financial performance declines, which may result in losses to the Fund.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Bloomberg Barclays U.S. Corporate High Yield - 2% Issuer Capped Index and ICE BofAML US High Yield Index. As of 9/9/19, the Fund changed its investment strategies. In view of these changes, the Fund’s performance record prior to this period might be less pertinent for investors considering whether to purchase shares of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
July 1, 2020  |  21

JPMorgan High Yield Research Enhanced ETF (continued)
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2019	7.54%
Worst Quarter	4th quarter, 2018	-3.75%
The Fund’s year-to-date total return through 3/31/20 was -11.81%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past 1 Year	Life of Fund (since 09/14/2016)
SHARES
Return Before Taxes	14.81%	6.05%
Return After Taxes on Distributions	12.46	3.90
Return After Taxes on Distributions and Sale of Fund Shares	8.71	3.66
BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD - 2% ISSUER CAPPED INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	14.32	6.72
ICE BOFAML US HIGH YIELD INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	14.41	6.74
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
James P. Shanahan	2016	Managing Director
Bhupinder Bahra	2016	Managing Director
Frederick Bourgoin	2016	Managing Director
Alexander Sammarco	2016	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22  |   J.P. Morgan Exchange-Traded Funds

JPMorgan Municipal ETF
Ticker: JMUB
What is the goal of the Fund?
The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.24
1	The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	25	77	135	306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.
Municipal securities are debt securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include variable rate demand obligations, variable rate demand preferred securities, short-term municipal notes, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes or other short term notes, private placements and participations in pools of municipal securities.
Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.
Additionally, municipal securities include other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.
There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.
The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in municipal mortgage-backed and asset-backed securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.
The securities in which the Fund invests may have fixed rates of return or floating or variable rates.
July 1, 2020  |  23

JPMorgan Municipal ETF (continued)
The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements. Up to 20% of the Fund’s assets may be held in cash and cash equivalents.
The Fund may invest more than 25% of its total assets in municipal obligations, the interest upon which is paid from revenues of projects within a single sector, such as housing or healthcare.
As part of its investments in municipal securities, the Fund invests primarily in investment grade securities or the unrated equivalent. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. The market for municipal junk bonds is small and relatively less liquid than taxable junk bonds. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund may also invest in zero-coupon securities.
The average dollar weighted maturity of the Fund’s portfolio is expected to be between three and twelve years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.
Up to 20% of the Fund may be invested in money market funds, including affiliated money market funds, or cash.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and techni-
cal structure of the transaction. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities in which the Fund may invest. These determinations may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on interest rates. If rates increase, the value of the Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of

24  |   J.P. Morgan Exchange-Traded Funds

being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, mortgage-related and asset-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain mortgage-related and asset-backed securities may face valuation difficulties and may be less liquid than other types of mortgage-related and asset-backed securities, or debt securities.
These securities are also subject to prepayment and call risk. In either periods of rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.
Concentration Risk. The Fund may invest more than 25% of its Assets in municipal securities, the interest upon which is paid from revenues of projects within a single sector, such as housing and healthcare. As a result, the Fund could be more susceptible to developments which affect those sectors.
High Yield Securities Risk. The Fund may invest in securities that are issued by municipalities that are highly leveraged, less creditworthy or financial distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
Zero-Coupon and Deferred Payment Securities Risk. The market value of a zero-coupon or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree in changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
July 1, 2020  |  25

JPMorgan Municipal ETF (continued)
Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Auction Rate Securities Risk. The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

26  |   J.P. Morgan Exchange-Traded Funds

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the shares’ values may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6883 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2019	3.41%
Worst Quarter	4th quarter, 2019	0.74%
July 1, 2020  |  27

JPMorgan Municipal ETF (continued)
The Fund’s year-to-date total return through 3/31/20 was -1.15%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past 1 Year	Life of Fund (since 10/29/2018)
SHARES
Return Before Taxes	8.51%	9.84%
Return After Taxes on Distributions	7.94	9.35
Return After Taxes on Distributions and Sale of Fund Shares	6.05	7.91
BLOOMBERG BARCLAYS U.S. 1-15 YEAR BLEND (1-17) MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	6.44	7.23
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Taormina	2018	Managing Director
Michelle V. Hallam	2018	Executive Director
Kevin M. Ellis	2018	Managing Director
Michael R. Myers	2018	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the
Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28  |   J.P. Morgan Exchange-Traded Funds

JPMorgan U.S. Aggregate Bond ETF
Ticker: JAGG
What is the goal of the Fund?
The Fund seeks to provide long-term total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.07%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.07
1	The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	7	23	40	90
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund is actively managed and seeks to provide long-term return by principally investing in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities (MBS), all of which are rated investment grade by a nationally recognized statistical rating organization or that are unrated but are deemed by the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) to be of comparable quality. Under normal circumstances, the Fund invests at least 80% of its assets in bonds denominated in U.S. dollars. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change in this policy. A “bond” is defined as a debt security issued by the U.S. government (or its agencies and instrumentalities), a corporation or non-governmental entity with a maturity of 90 days or more at the time of its issuance, and includes mortgage pass-through securities sold in the “to-be-announced” or TBA market (Mortgage TBAs).
The Fund seeks to achieve its investment objective by investing in assets based on a systematic investment process focusing on security selection.
First, within the corporate sub-sectors of the Bloomberg Barclays U.S. Aggregate Index (financials, industrials and utilities), the adviser will apply a systematic multi-factor screening process that seeks exposure to those debt issuers that have attractive “factor” characteristics. The adviser believes it has identified a set of three fixed income investment return sources that have distinct risk and return profiles. Each “factor” represents a potential source of investment return that results from, among other things, assuming a particular risk or taking advantage of a behavioral bias. The three “factors” used in the Fund include Value, Quality, and Momentum.
Second, the adviser will seek to realign the duration and sectors of the Fund to match the duration and sectors of the Bloomberg Barclays U.S. Aggregate Index. As of May 31, 2020, the duration of the Bloomberg Barclays U.S. Aggregate Index was 5.88 years.
The Fund will primarily invest in bonds that are included in the Bloomberg Barclays U.S. Aggregate Index, but may invest in bonds that are not included in the Bloomberg Barclays U.S. Aggregate Index. The Fund will not invest in debt securities that are rated below investment grade at the time of purchase (i.e., high yield and junk bonds). The Fund may invest in privately placed, restricted and unregistered securities.
The Fund may invest in Mortgage TBAs. Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be
July 1, 2020  |  29

JPMorgan U.S. Aggregate Bond ETF (continued)
delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.
The Fund may invest in debt obligations, denominated in U.S. dollars, that are issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and popula-
tions. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments.
Geographic Focus Risk. The Fund will focus its investments in the United States. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest

30  |   J.P. Morgan Exchange-Traded Funds

rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as Interest-Only (IOs) and Principal-Only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)).
U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place
July 1, 2020  |  31

JPMorgan U.S. Aggregate Bond ETF (continued)
of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
ETF and Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF or other investment company in which the Fund may invest. The price and movement of an index-based ETF may not track its underlying index and may result in a loss. ETFs may trade at a price below their NAV (also known as a discount).
Foreign Securities Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Bloomberg Barclays U.S. Aggregate Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6883 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1Q and 2Q 2019	2.81%
Worst Quarter	4Q 2019	0.03%
The Fund’s year-to-date total return through 3/31/20 was 3.07%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past 1 Year	Life of Fund (since 12/12/2018)
SHARES
Return Before Taxes	8.22%	8.91%
Return After Taxes on Distributions	6.92	7.60
Return After Taxes on Distributions and Sale of Fund Shares	4.85	6.23
BLOOMBERG BARCLAYS U.S. AGGREGATE INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	8.72	9.36
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

32  |   J.P. Morgan Exchange-Traded Funds

Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Eric Isenberg	2018	Executive Director
Niels Schuehle	2018	Executive Director
Naveen Kumar	2018	Vice President
Jonathan Msika	2021	Vice President
Behnood Noei	2020	Vice President
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2020  |  33

JPMorgan Ultra-Short Income ETF
Class/Ticker: JPST
What is the goal of the Fund?
The Fund seeks to provide current income while seeking to maintain a low volatility of principal.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.18
1	The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	18	58	101	230
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its Assets in investment grade, U.S. dollar denominated short-term fixed, variable and floating rate debt. “Assets” means net assets, plus the amount of borrowings for investment purposes. As part of its principal investment strategy, the Fund may invest in corporate securities, asset-backed securities, mortgage-backed and mortgage-related securities, and high quality money market instruments such as commercial paper and certificates of deposit. The Fund may also invest in U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (STRIPS)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by foreign governments, repurchase agreements, when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities and privately placed securities. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.
The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest more than 25% of its assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its assets in this industry as a temporary defensive measure.
The Fund seeks to maintain a duration of one year or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than one year. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “one” means that a security’s or portfolio’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
For purposes of the Fund’s 80% policy, the investment grade U.S. dollar denominated short-term fixed, variable and floating rate debt securities in which the Fund will invest will carry a minimum short-term rating of P-2, A-2 or F2 or better by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or a minimum long-term rating of Baa3, BBB–, or BBB– by Moody’s, S&P, or Fitch, respectively, or the equivalent by another NRSRO at the time of investment or if such investments are unrated, deemed by J.P. Morgan Investment Management Inc. (JPMIM or the adviser) to be of comparable quality at the time of investment. The Fund also
34  |   J.P. Morgan Exchange-Traded Funds

may invest in securities rated below investment grade (i.e., high yield bonds, also called junk bonds or non-investment grade bonds) or the unrated equivalent. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund may invest a significant portion of its assets in mortgage-related and mortgage-backed, as well as restricted securities, at the adviser’s discretion. The asset-backed securities in which the Fund may invest include “sub-prime” securities and collateralized loan obligations (CLOs).
The Fund may use futures contracts in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or to seek to increase income or gain to the Fund.
The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash, money market funds and cash equivalents.
Investment Process: Because the Fund is not managed to a benchmark, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities. The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. As part of its security selection strategy, the adviser also evaluates whether environmental, social and governance factors could have material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways
July 1, 2020  |  35

JPMorgan Ultra-Short Income ETF (continued)
that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Foreign Securities Risk. U.S. dollar denominated securities of foreign issuers or U.S. affiliates of foreign issuers may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate debt securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that an issuer or counterparty will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
High Yield Securities Risk. The Fund may invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, liquidity risks, prepayment risks, and lack of publicly available information. High yield securities that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the securities and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some securities may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When securities are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Derivatives Risk. Derivatives, such as futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith

36  |   J.P. Morgan Exchange-Traded Funds

and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages that are subject to certain other risks including prepayment and call risks. Asset-backed securities in which the Fund may invest also include CLOs, which are trusts or other special purpose entities (SPEs) collateralized by pools of loans. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. In addition, the risk of default for certain CLO investments may be higher than other types of asset-backed securities, particularly investments in subordinate classes or “tranches.” The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Zero-Coupon Securities Risk. The market value of a zero-coupon security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Industry and Sector Focus Risk. Because the Fund may invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry may have a disproportionate impact on the Fund. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.
Investment Company Risk. The Fund may invest in shares of other investment companies. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the investment company.
July 1, 2020  |  37

JPMorgan Ultra-Short Income ETF (continued)
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Repurchase Agreement Risk. Repurchase agreements involve some risk to the Fund that the counterparty does not meet its obligation under the agreement.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities may also lose value.
Non-Money Market Fund Risk. The Fund is not a money market fund. Although the Fund seeks to provide low volatility of principal, the Fund’s net asset value and market value will fluctuate every day and these fluctuations may be significant on certain days. Also, the Fund is not subject to the liquidity requirements and investment and credit quality restrictions applicable to money market funds. There can be no guarantee that the Fund will generate higher returns than money market funds. Because the Fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under Treasury regulations.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.

38   |  J.P. Morgan Exchange-Traded Funds

The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the ICE BofAML 3-Month US Treasury Bill Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
The Fund’s year-to-date total return through 3/31/20 was -1.04%.
Best Quarter	1st quarter, 2019	1.04%
Worst Quarter	1st quarter, 2018	0.32%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past 1 Year	Life of Fund (since 05/17/2017)
SHARES
Return Before Taxes	3.36%	2.51%
Return After Taxes on Distributions	2.23	1.60
Return After Taxes on Distributions and Sale of Fund Shares	1.98	1.52
ICE BOFAML 3-MONTH US TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	2.28	1.83
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
James McNerny	2017	Managing Director
David Martucci	2017	Managing Director
Cecilia Junker	2017	Managing Director
Kyongsoo Noh	2017	Managing Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2020  |  39

JPMorgan Ultra-Short Municipal Income ETF
Ticker: JMST
What is the goal of the Fund?
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.18%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.18
1	The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	18	58	101	230
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a tax-
able account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 153% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.
Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities include variable rate demand obligations, variable rate demand preferred securities, short-term municipal notes, municipal bonds, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes or other short term notes, private placements and participations in pools of municipal securities. At times, the Fund may invest a significant amount of its assets in municipal securities that may be subject to the federal alternative minimum tax for individuals.
Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.
Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.
The Fund invests in a portfolio of municipal securities with an average weighted maturity of two years or less. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.
The securities in which the Fund invests may have fixed rates of return or floating or variable rates.
40  |   J.P. Morgan Exchange-Traded Funds

Up to 100% of the Fund’s assets may be invested in short-term municipal instruments such as variable rate demand notes, short-term municipal notes and tax-exempt commercial paper. Their yields will vary as interests rates change.
The Fund may invest more than 25% of its total assets in municipal obligations, the interest upon which is paid from revenues of projects within a single sector, such as housing or healthcare.
The Fund also invests in municipal mortgage-backed and asset-backed securities, as well as auction rate securities and restricted securities. The Fund may invest a significant portion or all of its assets in municipal mortgage-backed securities at the adviser’s discretion.
As part of its investments in municipal securities, the Fund invests primarily in investment grade securities or the unrated equivalent. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the adviser to be of comparable quality. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. The market for municipal junk bonds is small and relatively less liquid than taxable junk bonds. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund may also invest in zero-coupon securities.
Up to 20% of the Fund may be invested in money market funds, including affiliated money market funds, or cash.
There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.
The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes deci-
sions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the legal and technical structure of the transaction. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities in which the Fund may invest. These determinations may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on interest rates. If rates increase, the value of the Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.
Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be
July 1, 2020  |  41

JPMorgan Ultra-Short Municipal Income ETF (continued)
secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments.
Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, mortgage-related and asset-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain mortgage-related and asset-backed securities may face valuation difficulties and may be less liquid than other types of mortgage-related and asset-backed securities, or debt securities.
These securities are also subject to prepayment and call risk. In either periods of rising or declining interest rates, the Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, the Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Alternative Minimum Tax Risk. The Fund may invest its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax.
Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax.
Zero-Coupon and Deferred Payment Securities Risk. The market value of a zero-coupon or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree in changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell a restricted security on short notice

42  |   J.P. Morgan Exchange-Traded Funds

or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, the Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities
July 1, 2020  |  43

JPMorgan Ultra-Short Municipal Income ETF (continued)
of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the shares’ values may fluctuate in response to events affecting that industry or sector.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Concentration Risk. The Fund may invest more than 25% of its Assets in municipal securities, the interest upon which is paid from revenues of projects within a single sector, such as housing and healthcare. As a result, the Fund could be more susceptible to developments which affect those sectors.
Net Asset Value Risk. The Fund is not a money market fund. Therefore, the Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Fund’s investments. Unlike certain money market funds, the Fund’s net asset value per share will fluctuate. Because the Fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under Treasury regulations.
High Yield Securities Risk. The Fund may invest in securities that are issued by municipalities that are highly leveraged, less creditworthy or financial distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.
Auction Rate Securities Risk. The auction rate municipal securities the Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Bloomberg Barclays 1 Year Municipal Bond Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6883 (844-4JPM ETF).

44   |  J.P. Morgan Exchange-Traded Funds

YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2019	0.65%
Worst Quarter	3rd quarter, 2019	0.39%
The Fund’s year-to-date total return through 3/31/20 was 0.28%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past 1 Year	Life of Fund (since 10/16/2018)
SHARES
Return Before Taxes	2.15%	2.37%
Return After Taxes on Distributions	2.15	2.37
Return After Taxes on Distributions and Sale of Fund Shares	1.94	2.20
BLOOMBERG BARCLAYS 1 YEAR MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	2.46	2.68
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Taormina	2018	Managing Director
Curtis White	2018	Executive Director
Josh Brunner	2018	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
July 1, 2020  |  45

JPMorgan USD Emerging Markets Sovereign Bond ETF
Ticker: JPMB
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.39
1	The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	40	125	219	493
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a tax-
able account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology that was developed and is owned by the adviser. The Underlying Index defines “quasi-sovereign debt securities” as debt securities issued by an entity that is 100% guaranteed or 100% owned by a national government. The Underlying Index is owned, maintained and calculated by J.P. Morgan Securities LLC (“JPMS” or the “Index Provider”), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The adviser licenses the Underlying Index from the Index Provider. The Index Provider and the adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Underlying Index starts with the J.P. Morgan Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many investment companies, the Fund
46  |   J.P. Morgan Exchange-Traded Funds

does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund uses a combination of stratified sampling and optimization techniques in order to seek to track the performance of the Underlying Index. The Fund’s goal in utilizing these techniques is to minimize tracking error to the Underlying Index. Stratified sampling involves grouping the securities in the Underlying Index into subgroups (for example, grouping the securities by ratings, maturity, sector or country) and selecting securities from each subgroup to match the aggregate weights of the Underlying Index. Optimization utilizes mathematical techniques to select securities by trading off between the desired characteristics of the Underling Index (for example, the risk and return of securities in the Underlying Index) and specified constraints (for example, trade size, issuer ratings, sectors, duration of securities, bid/ask spreads, and portfolio turnover). The Fund aims to ensure that the Fund’s exposures to important risk factors including, but not limited to, interest rate exposure, credit exposure and country and regional exposure, are aligned as closely as possible with the Underlying Index.
To the extent the Fund uses the stratified sampling and optimization strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing a stratified sampling and optimization strategy, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly within each country and semi-annually across countries in accordance with the rebalancing of the Underlying Index. In addition, the Fund may take into account other considerations including, but not limited to, transaction costs, liquidity, capacity, tax implications and the bid/ask spread of the Fund when implementing the Fund’s stratified sampling and optimization techniques. The Fund will use quantitative models in some instances to quantify the tradeoffs of these considerations and the Fund’s alignment with the Underlying Index.
The Fund may invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities) by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization or securities that are unrated but are deemed by the adviser to be of comparable quality.
As part of its principal investment strategy, the Fund may invest in private placements. The Fund’s debt investments are not subject to specific duration or average weighted maturity limitations.
The Fund may invest up to 20% of its assets in exchange-traded futures contracts, credit default swaps and other exchange-traded funds (ETFs) to seek performance that corresponds to the Underlying Index, particularly in emerging markets where it is otherwise difficult to gain access, as well as in securities not included in the Underlying Index, but which the adviser believes will help the Fund track the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund is non-diversified.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which a Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s
July 1, 2020  |  47

JPMorgan USD Emerging Markets Sovereign Bond ETF (continued)
investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. The Underlying Index (and therefore the Fund) does not directly weight securities on the basis of investor protection considerations and/or the availability and quality of information regarding issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.
China Region Risk. Investments in China and Hong Kong are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Chinese companies.
EMEA (Europe/Middle East/Africa) Region Risk. The economies of EMEA countries are all considered emerging market economies. The democratization process in Eastern Europe is still relatively new, and political turmoil and uprising remains a threat. Russia is establishing a new political outlook and market economy, but political risks remain high and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Many Middle Eastern economies have little or no democratic tradition and are currently facing greater political and economic uncertainty, which could result in significant economic downturn. Many African nations have a history of dictatorship, military intervention and corruption. Russia, the Middle East and many African nations are also highly reliant on income from sales of commodities (such as oil), and their economies are therefore vulnerable to changes in the global prices of these commodities and currencies. As global demand for commodities fluctuates, the Russian economy and many Middle Eastern and African economies may be significantly impacted.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring

48  |   J.P. Morgan Exchange-Traded Funds

of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom voted to exit the European Union. There is considerable uncertainty relating to the potential consequences of such a withdrawal. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.
Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, political and social instability and the significant percentage of the market represented by a small number of issuers.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Sovereign Debt Risk. The Fund invests in securities issued or guaranteed by a foreign sovereign government (known as sovereign debt securities) or securities issued by an entity that is 100% guaranteed or 100% owned by a foreign sovereign government (known as quasi-sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate debt securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. In addition, the Fund’s return may differ from
July 1, 2020  |  49

JPMorgan USD Emerging Markets Sovereign Bond ETF (continued)
the return of the Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV) and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
High Yield Securities Risk. The Fund invests in securities including junk bonds and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, liquidity risks, prepayment risks, and lack of publicly available information. High yield securities that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the securities and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some securities may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When securities are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Derivatives Risk. Derivatives, including foreign forward currency contracts, options, futures contracts and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

50  |   J.P. Morgan Exchange-Traded Funds

Structured Investment Risk. Certain structured investments including credit default swaps are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such instruments, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JPMorgan Emerging Markets Risk-Aware Bond Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6883 (844-4JPM ETF).
July 1, 2020  |  51

JPMorgan USD Emerging Markets Sovereign Bond ETF (continued)
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2019	6.89%
Worst Quarter	4th quarter, 2019	2.33%
The Fund’s year-to-date total return through 3/31/20 was -14.39%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past 1 Year	Life of Fund (since 01/29/2018)
SHARES
Return Before Taxes	18.01%	6.11%
Return After Taxes on Distributions	15.77	4.07
Return After Taxes on Distributions and Sale of Fund Shares	10.59	3.75
JPMORGAN EMERGING MARKETS RISK-AWARE BOND INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	18.58	6.64
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Eric Isenberg	2018	Executive Director
Niels Schuehle	2018	Executive Director
Naveen Kumar	2018	Vice President
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

52  |   J.P. Morgan Exchange-Traded Funds

More About the Funds
Additional Information About the Funds' Investment Strategies
Each Fund is an ETF, which is a fund that trades like other publicly-traded securities. Each Fund (except BetaBuilders 1–5 Year U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF) is not an index fund. Each Fund (except BetaBuilders 1–5 Year U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF) is actively managed and does not seek to replicate the performance of a specified index.
The name, investment objective and policies of a Fund are similar to other funds advised by the adviser or its affiliates. However, the investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when a fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and a fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Credit Quality. Certain Funds may invest all, or are required to invest a certain percentage, of their investments in investment grade securities or the unrated equivalent, while other Funds may invest all or a portion of their investments in below investment grade securities. Below investment grade securities are also called “high yield bonds”, “junk bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, the equivalent of BB+ or lower). These securities generally offer a higher yield than investment grade securities, but involve a higher degree of risk.
A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether a Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. The Funds use the methodology described below to determine the credit quality of their investments.
JPMorgan BetaBuilders 1–5 Year U.S. Aggregate Bond ETF, JPMorgan Aggregate Bond ETF, JPMorgan Corporate Bond Researched Enhanced ETF, JPMorgan Municipal ETF, JPMorgan Ultra-Short Municipal Income ETF, JPMorgan Emerging Markets Sovereign Bond ETF and JPMorgan High Yield Research Enhanced ETF
For the Funds, investment grade securities are securities that have been determined to be investment grade (for example, the equivalent of BBB- or higher) based on ratings by the following NRSROs - Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch) and the following methodology. If all three of these NRSROs rate the security, the middle rating is used to determine whether the security is investment grade. If only two of the three NRSROs rate the security, the lower rating is used to determine whether the security is investment grade. If only one of the three NRSROs rates a security, that rating will be used to determine if the security is investment grade. If none of these NRSROs rate a security, the adviser must determine that it is of comparable quality to an investment grade security or a non-investment grade security, respectively, in order for such security to be treated as an investment grade or a non-investment grade security, respectively.
JPMorgan Core Plus Bond ETF
For the Fund, investment grade securities are securities that have been determined to be investment grade (for example, the equivalent of BBB- or higher) based on ratings by the following NRSROs - Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch), DBRS Morningstar, and Kroll and the following methodology. Securities that have received ratings from more than one of these NRSROs are considered investment grade if any one of the NRSROs has rated the security investment grade. If none of these NRSROs rate a security, the adviser must determine that it is of comparable quality to an investment grade security or a non-investment grade security, respectively, in order for such security to be treated as an investment grade or a non-investment grade security, respectively.
As indicated in the risk/return summaries, some of the Funds may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In generally, these borrowers have impaired or limited credit history.
July 1, 2020  |  53

More About the Funds (continued)
BetaBuilders 1–5 Year U.S. Aggregate Bond ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index, which measures the performance of U.S. dollar denominated investment grade taxable bonds with remaining effective maturities between one and five years. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. Bloomberg Index Services Limited is the Index Provider for the Underlying Index. The Underlying Index is a subset of the Bloomberg Barclays U.S. Aggregate Index and primarily includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade U.S. corporate bonds, MBS, commercial mortgage-backed securities, and asset-backed securities. The Underlying Index’s exposure to mortgages is limited to mortgages with maturities of up to 15 years. The dollar-weighted average maturity of the Underlying Index as of May 31, 2020 was 3.31 years.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. Unlike many actively-managed funds, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund may invest in Mortgage TBAs. Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date. The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by JPMIM or its affiliates.
The Fund intends to utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. Targeted investment characteristics of the collective portfolio include asset class exposure, industry weightings, liquidity, and other fixed income specific attributes (such as yield, duration, credit quality, spread and maturity). Even when the Fund utilizes representative sampling, it must still invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly in accordance with the monthly rebalancing of the Underlying Index.
The Fund will not invest in asset classes that are not present in the Underlying Index. The Fund will not invest in debt securities that are rated below investment grade (i.e., high yield and junk bonds). The Fund may invest in privately placed, restricted and unregistered securities.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund may also invest in shares of affiliated money market funds.
Additional Investment Strategies. Although not part of its principal investment strategy, the Fund may invest in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.
In addition to purchasing the securities that are included in its Underlying Index or described above, the Fund may also utilize the following:
•	Other fixed income securities that are not included in the Underlying Index.
•	Derivatives, including exchange-traded futures contracts and swaps, for the efficient management of cash flows, to hedge various investments, for risk management and to manage duration relative to the benchmark.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any change in its policy to invest at least 80% of its Assets in securities included in its Underlying Index. The Board of Trustees of the Trust may change the Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated.
54  |  J.P. Morgan Exchange-Traded Funds

Core Plus Bond ETF
For purposes of the Fund’s non-fundamental policy to ordinarily invest at least 80% of its Assets in bonds, a “bond” is a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.
The Fund may invest a significant portion of its Assets in mortgage-related and mortgage-backed securities at the adviser’s discretion. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase. The Fund may also enter into “dollar rolls” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.
Up to 25% of the Fund’s Assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets). The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 30% of the Fund’s Assets.
The Fund may use derivatives, including futures, options, and swaps, to hedge various investments, for risk management, for efficient portfolio management and/or to increase income or gain to the Fund. In addition to the mortgage dollar rolls as described above, the Fund may utilize other relative value strategies involving credit-oriented trades, combinations of derivatives, and combinations of derivatives and fixed income securities. The Fund may also utilize foreign currency derivatives such as currency forwards to hedge its non-dollar investments back to the U.S. dollar or use such derivatives to gain or adjust exposure to particular foreign securities, markets or currencies. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund.
The Fund may invest in other ETFs in order to gain exposure to particular markets including foreign and emerging markets, or asset classes. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
The adviser allocates the Fund’s Assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, the remaining credit of the portfolio, excluding distressed debt, will be managed across the ratings continuum. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities or countries in which the Fund may invest. These determinations may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including affiliated money market funds.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
Additional Investment Strategies. Although not part of its principal investment strategy, the Fund may invest in preferred shares, convertible securities including contingent convertible securities, loan participations and assignments (Loans), preferred stock and common stock. With respect to common stock, the Fund may invest in common stock directly or in connection with the conversion of convertible securities or in connection with the reorganization and restructuring of an issuer.
July 1, 2020  |  55

More About the Funds (continued)
The Fund may also invest from time to time in municipal securities.
The Fund may engage in short selling in which it must borrow a security it wants to sell short. This type of short selling is not currently a principal investment strategy of the Fund.
Corporate Bond Research Enhanced ETF
The Fund is actively managed and mainly invests in corporate bonds that are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the Fund’s adviser to be of comparable quality. Under normal circumstances, the Fund invests at least 80% of its assets in corporate bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change to this policy. A “corporate bond” is defined as a debt security issued by a corporation or non-governmental entity with a maturity of 90 days or more at the time of its issuance. Some examples of corporate bonds include corporate debt securities, commercial paper, private placements, restricted securities and other unregistered securities, debt securities of REITS and debt securities of MLPs. Corporate bonds may include securities owned by government or quasi-government entities. Such ownership may be significant and allow such entities to control the issuer of a corporate bond. As part of its principal strategy, the Fund invests in corporate bonds structured as corporate debt securities, debt securities of REITs, and MLPs, public or private placements, restricted securities and other unregistered securities.
In implementing its strategy and seeking to achieve its investment objective, the Fund constructs a portfolio of holdings that seeks to outperform the benchmark over time while maintaining similar risk characteristics. Within each sector of the benchmark, the Fund may overweight corporate bonds issued by companies that the adviser’s fundamental credit research teams have given stronger credit scores while underweighting or not holding corporate bonds issued by companies given weaker credit scores. The adviser generates such credit scores by evaluating each individual company based on certain fundamental credit metrics, the company’s competitive environment, risks that the company may face, and other technical factors, such as the liquidity of debt issued by the company and the amount of debt outstanding. In weighting sectors, the adviser makes relative value judgments and performs fundamental analysis of companies and their respective sectors. Similar to the credit score rankings, the adviser generates a score for each corporate sector based on fundamental and relative value views. The adviser looks to overweight sectors with higher scores and underweight sectors with lower scores, seeking to generate excess return over the benchmark. By emphasizing investment in corporate bonds issued by the highest scoring companies and in the highest sectors, the Fund seeks total returns that exceed those of the benchmark over the long term with a similar level of volatility.
The Fund mainly invests in securities included within the universe of the benchmark, however, the Fund may also invest in securities not included within the benchmark or securities or instruments with similar economic characteristics. Under normal circumstances, the Fund targets a similar duration to the benchmark, but is not required to maintain a specific duration and may invest in securities of any maturity or duration. As of May 31, 2020, the duration of the benchmark was 8.25 years. As of May 31, 2020, the benchmark was concentrated in the financial sector.
The Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark at the time of investment, the Fund may invest up to 35% of its assets in that industry.
The Fund may invest in U.S. dollar-denominated securities of foreign issuers. Such issuers may be in both developed and emerging markets although the Fund does not anticipate investing in emerging markets as a principal strategy.
In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in futures contracts to manage duration.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including affiliated money market funds.
Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined port-folio construction process. The adviser utilizes proprietary research, risk management techniques and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. As part of its security selection process, the adviser also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
56  |  J.P. Morgan Exchange-Traded Funds

Additional Investment Strategies. Although not part of its principal investment strategy, the Fund may invest in below investment grade securities (also known as junk bonds).
Although the Fund predominantly invests in corporate bonds, the Fund may also invest in U.S. Treasury securities including for cash management purposes and for duration management.
In addition to the investment strategies discussed above, the Fund may engage in securities lending.
High Yield Research Enhanced ETF
The Fund is actively managed and invests primarily in high yield, high risk debt securities. Issuers may be domestic or foreign issuers, although the Fund will only invest in U.S. dollar denominated investments. With respect to foreign issuers, the Fund primarily will invest in developed markets but may also invest in emerging markets as a non-principal investment strategy. As part of its investment strategy, the Fund invests in debt obligations structured as debt securities, private placements, other unregistered securities, convertible securities, debt and convertible securities of REITs, preferred stock, variable and floating rate instruments, and zero coupon, pay-in-kind and deferred payment securities. The Fund may invest in debt securities issued by small and mid-cap companies. Investments may include securities issued by entities that are owned by government or quasi-government entities. Such ownership may be significant and allow such entities to control the issuer of a corporate bond.
Under normal circumstances, the Fund invests at least 80% of its Assets in high yield securities. For purposes of this policy a “high yield security” means the security, at the time of purchase, is rated below investment grade or unrated if the Fund’s adviser believes it to be of comparable quality to securities that are rated below investment grade. The Fund will provide shareholders at least 60 days prior notice of any change of this policy. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. Some examples of high yield securities include bonds, other debt securities, convertible securities, and preferred stocks that are rated below investment grade or unrated.
In implementing its strategy and seeking to achieve its investment objective, the Fund constructs a portfolio of holdings that seeks to outperform the benchmark over time while generally maintaining similar risk characteristics.
The Fund may invest up to 100% of its total assets in below investment grade or unrated securities. Such securities are also known as “junk bonds,” “high yield bonds” and “non-investment grade bonds.” Such securities may include “distressed debt.” Distressed debt includes securities of issuers experiencing financial or operating difficulties, securities where the issuer has defaulted in the payment of interest or principal or in the performance of its covenants or agreements, securities of issuers that may be involved in bankruptcy proceedings, reorganizations or financial restructurings of securities of issuers operating in troubled industries.
Although the Fund predominantly invests in debt securities, it may also invest in common stock (or rights to acquire such securities) in connection with an amendment, waiver, conversion or exchange of fixed income securities, as a result of the bankruptcy or work- out of distressed fixed income securities, or upon the exercise of a right or warrant obtained on account of a fixed income security.
The Fund mainly invests in securities included within the universe of the benchmark, however, the Fund may also invest in securities not included within the benchmark or securities or instruments with similar economic characteristics.
Under normal circumstances, the Fund targets a similar duration to the benchmark, but is not required to maintain a specific duration and may invest in securities of any maturity or duration. As of May 31, 2020, the effective duration of the benchmark was 4.03 years.
For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.
Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and issuer and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into issuers and individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value. The adviser will ordinarily overweight issuers, securities and sectors that it deems to be attractive and under-weight or not invest in those issuers, securities and sectors that it believes are unattractive. The adviser may sell a security as its valuations or rankings change or if more attractive investments become available.
As part of its credit analysis, the adviser generally also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
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More About the Funds (continued)
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any change in its policy to invest at least 80% of its Assets in high yield securities. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
Municipal ETF
The Fund generally invests in municipal securities that are rated investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund generally invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security. The Fund may also invest in unrated securities of comparable quality.
Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. The market for municipal junk bonds is small and relatively less liquid than taxable junk bonds. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund’s Board of Trustees may change any of the investment policies (including its investment objective), other than such policies that are designated as fundamental, without shareholder approval.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities in which the Fund may invest. These determinations may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
Average Weighted Maturity. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of the Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.
Additional Investment Strategies. The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which each Fund can invest. Although the use of derivatives is not a main strategy of the Fund, the Fund may use futures contracts, options and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase the Fund’s income or gain to the Fund.
The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax.
The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The price movement of an index-based
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ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
U.S. Aggregate Bond ETF
The Fund is actively managed and seeks to provide long-term return by principally investing in corporate bonds, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities, all of which are rated investment grade by a nationally recognized statistical rating organization or that are unrated but are deemed by the adviser to be of comparable quality. Under normal circumstances, the Fund invests at least 80% of its assets in bonds denominated in U.S. dollars. “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders with at least 60 days prior notice of any change in this policy. A “bond” is defined as a debt security issued by the U.S. government (or its agencies and instrumentalities), a corporation or non-governmental entity with a maturity of 90 days or more at the time of its issuance, and includes Mortgage TBAs.
The Fund seeks to achieve its investment objective by investing in assets based on a systematic investment process focusing on security selection.
First, within the corporate sub-sectors of the Bloomberg Barclays U.S. Aggregate Index (financials, industrials and utilities), the adviser will apply a systematic multi-factor screening process that seeks exposure to those debt issuers that have attractive “factor” characteristics. The adviser believes it has identified a set of three fixed income investment return sources that have distinct risk and return profiles. Each “factor” represents a potential source of investment return that results from, among other things, assuming a particular risk or taking advantage of a behavioral bias. The three “factors” used in the Fund include Value, Quality, and Momentum.
Second, the adviser will seek to realign the duration and sectors of the Fund to match the duration and sectors of the Bloomberg Barclays U.S. Aggregate Index. As of May 31, 2020, the duration of the Bloomberg Barclays U.S. Aggregate Index was 5.88 years.
The Fund will primarily invest in bonds that are included in the Bloomberg Barclays U.S. Aggregate Index, but may invest in bonds that are not included in the Bloomberg Barclays U.S. Aggregate Index. The Fund will not invest in debt securities that are rated below investment grade at the time of purchase (i.e., high yield and junk bonds). The Fund may invest in privately placed, restricted and unregistered securities.
The Fund may invest in Mortgage TBAs. Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date.
The Fund may invest in debt obligations, denominated in U.S. dollars, that are issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities.
Additional Investment Strategies. The Fund may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index, as substitutes for securities in which the Fund can invest. The Fund may use futures contracts and swaps as tools in the management of portfolio assets. The Fund may also use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund. In particular, the Fund may invest in futures and swaps to manage duration relative to the Bloomberg Barclays U.S. Aggregate Index.
The Fund may invest in shares of unaffiliated ETFs, affiliated ETFs (J.P. Morgan ETFs) and affiliated money market funds. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. For actively managed underlying ETFs, the adviser limits its selection to J.P. Morgan ETFs. To the extent the adviser invests in passively managed ETFs, the adviser expects to use a J.P. Morgan ETF unless the adviser determines the investment is not available. To the extent the adviser determines that an investment in a J.P. Morgan passive ETF is not available, only then will the adviser consider an unaffiliated ETF. Ordinarily, the Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets.
The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. If a Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in such ETFs.
Expenses of Acquired Funds. The percentage of the Fund’s assets that will be allocated to affiliated ETFs may be changed from time to time by the Fund’s adviser. To the extent that the allocations among the underlying affiliated ETFs are changed, or to the extent that the expense ratios of the affiliated ETFs change, the Acquired Fund Fees and Expenses reflected in the Fund’s “Annual Fund Operating Expenses” table may increase or decrease. The Fund invests in affiliated ETFs as described above.
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More About the Funds (continued)
Ultra-Short Income ETF
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its Assets in investment grade, U.S. dollar denominated short-term fixed, variable and floating rate debt. “Assets” means net assets, plus the amount of borrowings for investment purposes. As part of its principal investment strategy, the Fund may invest in corporate securities, asset-backed securities, mortgage-backed and mortgage-related securities, and high quality money market instruments such as commercial paper and certificates of deposit. The Fund may also invest in U.S. Treasury securities (including Separate Trading of Registered Interest and Principal of Securities (STRIPS)), securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, securities issued or guaranteed by foreign governments, repurchase agreements, when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities and privately placed securities. All securities will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.
The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest more than 25% of its assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its assets in this industry as a temporary defensive measure.
The Fund seeks to maintain a duration of one year or less, although under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than one year. Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “one” means that a security’s or portfolio’s price would be expected to decrease by approximately 1% with a 1% increase in interest rates (assuming a parallel shift in yield curve).
For purposes of the Fund’s 80% policy, the investment grade U.S. dollar denominated short-term fixed, variable and floating rate debt securities in which the Fund will invest will carry a minimum short-term rating of P-2, A-2 or F2 or better by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or a minimum long-term rating of Baa3, BBB–, or BBB– by Moody’s, S&P, or Fitch, respectively, or the equivalent by another NRSRO at the time of investment or if such investments are unrated, deemed by J.P. Morgan Investment Management Inc. (JPMIM or the adviser) to be of comparable quality at the time of investment. The Fund also may invest in securities rated below investment grade (i.e., high yield bonds, also called junk bonds or non-investment grade bonds) or the unrated equivalent. These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund may invest a significant portion of its assets in mortgage-related and mortgage-backed, as well as restricted securities, at the adviser’s discretion. The asset-backed securities in which the Fund may invest include “sub-prime” securities and collateralized loan obligations (CLOs).
The Fund may use futures contracts in connection with its principal strategies in certain market conditions in order to hedge various investments, for risk management purposes and/or seek to increase income or gain to the Fund.
The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash, money market funds and cash equivalents.
Investment Process: Because the Fund is not managed to a benchmark, the adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities. The adviser allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of their characteristics including income, interest rate risk, credit risk and the complex legal and technical structure of the transaction. As part of its security selection strategy, the adviser also evaluates whether environmental, social and governance factors could have material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
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“Income” in the Fund’s name does not refer to a type of security in which the Fund invests, but rather describes the Fund’s overall strategy of creating current income. Under normal circumstances, the Fund’s duration will not exceed one year.
The Fund may invest in repurchase agreements that are collateralized by cash, government securities, or debt securities which meet the credit quality standards for investment grade securities outlined above. In addition, the Fund may enter into repurchase agreements that are secured by other types of collateral including equities or money market instruments, debt securities, loan participations and assignments or other securities that are rated below investment grade or the unrated equivalent if the Fund could invest in debt securities of the counterparty (i.e., the counterparty’s debt securities are considered investment grade in accordance with the credit quality standards outlined above). Below investment grade securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s) or the unrated equivalent.
Additional Investment Strategies. The Fund described in this prospectus is managed by JPMIM. The principal types of securities and the main strategies that the Fund currently anticipates using are summarized in its Risk/Return Summary. The Fund may utilize these investments and strategies to a greater or lesser degree in the future. The following identifies other strategies that are not anticipated to be main strategies of a Fund but that may become more important to the Fund’s management in the future. The Fund may utilize these investments and strategies to a greater or lesser degree in the future.
Although not part of its principal investment strategy, the Fund may invest in contracts for differences, mortgage dollar rolls, municipal securities and obligations of supranational agencies.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
Credit Quality. The Fund will primarily invest in investment grade securities and may also invest in below investment grade securities (also known as junk bonds). Investment grade securities carry a minimum rating of P-2, A-2 or F2 or better by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or a minimum long-term rating of Baa3, BBB–, or BBB– by Moody’s, S&P, or Fitch, respectively, or the equivalent by another NRSRO at the time of investment or if such investments are unrated, deemed by JPMIM to be of comparable quality at the time of investment. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether the Fund should continue to hold a security.
Ultra-Short Municipal Income ETF
The Fund generally invests in municipal bonds that are rated investment grade by Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch), meaning that such securities will carry a minimum rating of Baa3, BBB–, or BBB–, respectively. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund generally invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. If the quality of an investment grade security is downgraded subsequent to purchase to below investment grade, the Fund may continue to hold the security. The Fund may also invest in unrated securities of comparable quality. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). Junk bonds also include unrated securities that the adviser believes to be of comparable quality to debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB+ or lower by S&P and Ba1 or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. The market for municipal junk bonds is small and relatively less liquid than taxable junk bonds. A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade.
The Fund’s Board of Trustees may change any of the investment policies (including its investment objective), other than such policies that are designated as fundamental, without shareholder approval.
Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. The adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the legal and technical structure of
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More About the Funds (continued)
the transaction. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities in which the Fund may invest. These determinations may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
Average Weighted Maturity. The Fund has average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The term “Ultra-Short” in the Fund’s name refer to the average maturity the Fund maintains, which is two years or less. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of the Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.
Additional Investment Strategies. The Fund has flexibility to invest in derivatives and may use such instruments to manage duration, sector and yield curve exposure, credit and spread volatility and to respond to volatile market conditions. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which each Fund can invest. Although the use of derivatives is not a main strategy of the Fund, the Fund may use futures contracts, options and swaps in connection with its principal strategies in order to hedge various investments, for risk management purposes and/or to increase the Fund’s income or gain to the Fund.
The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
USD Emerging Markets Sovereign Bond ETF
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of its respective Underlying Index. The Underlying Index is a financial calculation based on a group of financial instruments that is not an investment product and cannot be purchased directly like the Fund. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund uses a combination of stratified sampling and optimization techniques in order to seek to track the performance of the Underlying Index. The Fund’s goal in utilizing these techniques is to minimize tracking error to the Underlying Index. Stratified sampling involves grouping the securities in the Underlying Index into subgroups (for example, grouping the securities by ratings, maturity, sector or country) and selecting securities from each subgroup to match the aggregate weights of the Underlying Index. Optimization utilizes mathematical techniques to select securities by trading off between the desired characteristics of the Underling Index (for example, the risk and return of securities in the Underlying Index) and specified constraints (for example, trade size, issuer ratings, sectors, duration of securities, bid/ask spreads, and portfolio turnover). The Fund aims to ensure that the Fund’s exposures to important risk factors including, but not limited to, interest rate exposure, credit exposure and country and regional exposure, are aligned as closely as possible with the Underlying Index.
To the extent the Fund uses the stratified sampling and optimization strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing a stratified sampling and optimization strategy, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced monthly within each country and semi-annually across countries in accordance with the rebalancing of the Underlying Index. In addition, the Fund may take into account other considerations including, but not limited to, transaction costs, liquidity, capacity, tax implications and the bid/ask spread of the Fund when implementing the Fund’s stratified sampling and optimization techniques. The Fund will use quantitative models in some instances to quantify the tradeoffs of these considerations and the Fund’s alignment with the Underlying Index.
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The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology that was developed and is owned by the adviser. The Index defines “quasi-sovereign debt securities” as debt securities issued by an entity that is 100% guaranteed or 100% owned by a national government. Quasi-sovereign entities may be in various industries and sectors, including, for example, the financial sector and the energy sector. The Underlying Index is owned, maintained and calculated by JPMS, which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The adviser licenses the Underlying Index from the Index Provider. The Index Provider and the adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The operation of the Underlying Index and the management of the Fund and other accounts managed by the adviser and its affiliates may give rise to potential conflicts of interest. Such conflicts of interest may arise with respect to the management of accounts that use the same or similar proprietary strategies that are used in the operation of the Underlying Index.
The Underlying Index starts with the J.P. Morgan Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time.
The Fund may invest up to 20% of its assets in exchange-traded futures contracts, credit default swaps and other ETFs to seek performance that corresponds to the Underlying Index, particularly in emerging markets where it is otherwise difficult to gain access, as well as in securities not included in the Underlying Index, but which the adviser believes will help the Fund track the Underlying Index.
The Fund may invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities) by a nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch), or securities that are unrated but are deemed by the adviser to be of comparable quality. If three of the NRSROs rate the security, the middle rating is used to determine whether the security is investment grade. If only two of the three NRSROs rate the security, the lower rating is used to determine whether the security is investment grade. If only one of the three NRSROs rates a security, the security will be deemed to be investment grade if rated as investment grade by such NRSRO. If a security is unrated, the adviser must determine that it is of comparable quality to an investment grade security in order for such security to be treated as investment grade.
As part of its principal investment strategy, the Fund may invest in private placements. The Fund’s debt investments are not subject to specific duration or average weighted maturity limitations.
The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by foreign governments.
The Fund will not invest in money market instruments as a part of a temporary defensive position to protect against potential stock market decline, but may purchase affiliated money market funds for the efficient management of cash flows.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any change in its policy to invest at least 80% of its assets in securities included in its Underlying Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund is non-diversified.
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More About the Funds (continued)
NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of each Fund. Each Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding Shares of the Fund.
Securities Lending. (for each Fund except Global Bond Opportunities ETF) Each Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. A Fund will invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on a Fund’s investment in such money market funds. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1⁄3% of the value of total assets of a Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding a Fund’s investments described elsewhere in this prospectus.
The Funds also may use other non-principal strategies that are not described herein, but which are described in “Investment Practices” later in the prospectus and/or in the Statement of Additional Information.
Investment Risks
There can be no assurance that the Funds will achieve their investment objectives.
The main risks associated with investing in each Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. In addition to each Fund’s main risks, each Fund may be subject to additional risks in connection with investments and strategies used by each Fund from time to time. The table below identifies main risks and some of the additional risks for each Fund.
Each Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.
The Funds are subject to the risks noted below, any of which may adversely affect a Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. Each Fund may also be subject to additional risks that are not described herein but which are described in the Statement of Additional Information.
64  |   J.P. Morgan Exchange-Traded Funds

	BetaBuilders 1–5 Year U.S. Aggregate Bond ETF	Core Plus Bond ETF	Corporate Bond Research Enhanced ETF	High Yield Research Enhanced ETF	Municipal ETF	U.S. Aggregate Bond ETF	Ultra-Short Income ETF	Ultra-Short Municipal Income ETF	USD Emerging Markets Sovereign Bond ETF
Alternative Minimum Tax Risk					○			•
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk	•	•			•	•	•	•
Auction Rate Securities Risk					•			•
Authorized Participant Concentration Risk	•	•	•	•	•	•	•	•	•
Cash Transactions Risk	•	•	•	•	•	•	•	•	•
Concentration Risk	•				•			•
Convertible Securities Risk		○		•
Covenant Lite Loan Risk		•		•
CPI-U Strategy Risk		•
Credit Risk	•	•	•	•	•	•	•	•	•
Currency Risk		•
Debt Securities and Other Callable Securities Risk					•			•
Derivatives Risk	○	•	•		○	○	•	○	•
Equity Market Risk				○
ETF and Other Investment Company Risk		•			○	•	•	○	○
Financials Sector Risk			•
Floating and Variable Rate Securities Risk					•		•	•
Foreign Issuer Risk	○	○	•			•
Foreign Municipal Securities Risk									○
Foreign Securities and Emerging Markets Risk	○	•	•	•		•	•		•
General Market Risk	•	•	•	•	•	•	•	•	•
Geographic Focus Risk	•	•	•			•			•
Government Securities Risk	•	•	○		•	•	•	•
High Portfolio Turnover Risk		○	•		○		•	○
High Yield Securities Risk		•	○	•	•		•	•	•
Index Related Risk	•								•
Industry and Sector Focus Risk	•	•	•	•	•	•	•	•	•
Industry Concentration Risk			•
Inflation-Linked and Inflation-Protected Security Risk		○							○
○	Additional Risks
•	Main Risks
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More About the Funds (continued)
	BetaBuilders 1–5 Year U.S. Aggregate Bond ETF	Core Plus Bond ETF	Corporate Bond Research Enhanced ETF	High Yield Research Enhanced ETF	Municipal ETF	U.S. Aggregate Bond ETF	Ultra-Short Income ETF	Ultra-Short Municipal Income ETF	USD Emerging Markets Sovereign Bond ETF
Interest Rate Risk	•	•	•	•	•	•	•	•	•
Inverse Floater Risk		○
Investment in J.P. Morgan ETFs Risk						○
LIBOR Discontinuance or Unavailability Risk	•	•	•	•	•	•	•	•	•
Loan Risk		○
Market Trading Risk	•	•	•	•	•	•	•	•	•
MLP Risk			•
Mortgage Dollar Roll Risk		•					○
Municipal Obligations Risk					•			•
Municipal Securities Risk		○					○
Net Asset Value Risk								•
Non-Diversified Risk									•
Non-Money Market Fund Risk							•
Passive Management Risk	•								•
Preferred Stock Risk				•
Prepayment Risk	•	•	•		○	•	•	○	•
Privately Placed Securities Risk	•	•	•	•		•	•		•
REITs Risk			•	•
Repurchase Agreement Risk		•					•
Restricted Securities Risk					•			•
Sampling Risk	•								•
Securities Lending Risk	○	○	○	○	○	○	○	○	○
Smaller Company Risk				•
Sovereign Debt Risk		•					•		•
Structured Investment Risk		○							•
Taxability Risk					•			•
Transactions and Liquidity Risk	○	○	○	○	○	○	•	○	○
Volcker Rule Risk	○	○	○	○	○	○	○	○	○
○	Additional Risks
•	Main Risks
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	BetaBuilders 1–5 Year U.S. Aggregate Bond ETF	Core Plus Bond ETF	Corporate Bond Research Enhanced ETF	High Yield Research Enhanced ETF	Municipal ETF	U.S. Aggregate Bond ETF	Ultra-Short Income ETF	Ultra-Short Municipal Income ETF	USD Emerging Markets Sovereign Bond ETF
When-Issued, Delayed Settlement and Forward Commitment Transactions Risk				○
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk		○		•	•		•	•
○	Additional Risks
•	Main Risks
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which a Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to a Fund, and negatively impact broad segments of businesses and populations. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Interest Rate Risk. A Fund’s fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of these investments decreases. A Fund invests in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Many factors can cause interest rates to rise. Some examples include central bank monetary policy.
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Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a Fund's yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the U.S. and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates subject the Funds to the risks described above. In addition, the current environment is exposing debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities held by a Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions, including the conditions resulting from the COVID-19 pandemic. Such default could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes.
Lower credit quality may lead to greater volatility in the price of a security and in Shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security.
Government Securities Risk. A Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Foreign Securities and Emerging Markets Risk. Because a Fund invests in U.S. dollar denominated foreign securities, it is subject to special risks in addition to those applicable to U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing,
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financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. A Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease a Fund’s yield on those securities.
In addition to the more general foreign and emerging market risks above, a Fund may focus its investments in one or more foreign regions or small group of companies. As a result, such Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks in the following regional areas:
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
China Region Risk. Investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Chinese companies. Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.
At times, there may be a high correlation among the Chinese and Taiwanese markets. Accordingly, because a Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.
EMEA (Europe/Middle East/Africa) Region Risk. The economies of EMEA countries are all considered emerging market economies. The democratization process in Eastern Europe is still relatively new, and political turmoil and uprising remains a threat. Russia is establishing a new political outlook and market economy, but political risks remain high and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Many Middle Eastern economies have little or no democratic tradition and are currently facing greater political and economic uncertainty, which could result in significant economic downturn. Many African nations have a history of dictatorship, military intervention and corruption. Russia, the Middle East and many African nations are also highly reliant on income from sales of commodities (such as oil), and their economies are therefore vulnerable to changes in the global prices of these commodities and currencies. As global demand for commodities fluctuates, the Russian economy and many Middle Eastern and African economies may be significantly impacted.
European Market Risk. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union and entered a transition period, which ended on December 31, 2020. On December 30, 2020, the European Union and the United Kingdom signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the United Kingdom’s post transition framework. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for
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More About the Funds (continued)
companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, political and social instability and the significant percentage of the market represented by a small number of issuers.
Geographic Focus Risk. A Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Sovereign Debt Risk. A Fund may invest all or substantially all of its assets in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Currency Risk. A Fund may invest in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers. Although these securities are not subject to all of the risks of foreign and emerging markets securities summarized above, they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries. A Fund may also invest in non-dollar denominated securities in foreign and emerging markets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Although a Fund may attempt to minimize currency exposure to foreign currencies through hedging, it may not always do so. In addition, a Fund’s use of foreign currency derivatives may not be successful in hedging non-dollar investments back to the U.S. dollar and the use of such strategies may lower a Fund’s potential returns.
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Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, a Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, a Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-related and mortgage-backed investments that include so-called “sub-prime” mortgages, (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default), credit risk transfer securities and credit-linked notes issued by government-related organizations. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of a Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
A Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which a Fund invests may be particularly sensitive to changes in prevailing interest rates. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
A Fund may also invest in CLOs. A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. As a result, CLOs are subject to the same risks as other investments in asset-backed securities, including the risks described above and in “Interest Rate Risk” and “Credit Risk.” Like CMOs, CLOs are issued in different classes or “tranches” that may vary with respect to levels of risk and yield. CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (iv) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (v) the lack of a readily available secondary market for CLOs; (vi) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vii) the CLO’s manager may perform poorly. To the extent a Fund invests in a subordinate tranche, these risks may be magnified.
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Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or SPV, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk,” below.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
High Yield Securities Risk. A Fund may invest up to 100% of its total assets in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and a Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. As a result, a Fund is intended for investors who are able and willing to assume a high degree of risk.
Derivatives Risk. A Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose a Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases that Fund’s potential for loss.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if a Fund had not been leveraged because leverage tends to exaggerate any effect on the value of a Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.
A Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact a Fund’s after-tax return.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.
Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and a Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by a Fund may be restricted under federal securities laws or by the relevant exchange or supervisory authority. As a result, a Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.
Industry and Sector Focus Risk. Because a Fund may invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry may have a disproportionate impact on a Fund. At times a Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular
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industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, a Fund’s share values may fluctuate in response to events affecting that industry or sector. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.
Repurchase Agreement Risk. Repurchase agreements are subject to “Credit Risk.” In addition, in the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. These risks may be magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities (Non-Traditional Collateral). For example, repurchase agreements secured by below investment grade securities and equity securities may or may not be subject to an automatic stay in bankruptcy proceedings. As a result of the automatic stay, to the extent applicable, a Fund could be prohibited from selling the collateral in the event of a counterparty’s bankruptcy unless a Fund is able to obtain the approval of the bankruptcy court. In addition, the value of Non-Traditional Collateral may be more volatile or less liquid thereby increasing the risk that a Fund will be unable to recover fully in the event of a counterparty’s default. Below investment grade securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties and potential illiquidity. Equity securities are subject to stock market risk and the price of such securities may rise or fall, sometimes rapidly or unpredictably.
Market Trading Risk
Risk that Shares of a Fund May Trade at Prices Other Than NAV. Shares of a Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of a Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of that Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, a Fund’s Shares may trade at a premium or discount to NAV, especially during periods of market volatility.
Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ net asset value may widen.
Cost of Buying or Selling Shares. When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of a Fund’s Shares (the Distributor), does not maintain a secondary market in the Shares.
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Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a Shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Cash Transactions Risk. Unlike certain ETFs, a Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in a Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If a Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause a Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. A Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at a Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
CPI-U Strategy Risk. A Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”
ETF and Other Investment Company Risk. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of an ETF or other investment company. The price and movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their NAV (also known as a discount).
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company, including the rescission of exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact each Fund’s investment strategies and operations.
Mortgage Dollar Roll Risk. The Funds may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is announced 48 hours before the settlement date. During the period between the sale and repurchase in a mortgage dollar roll transaction, a Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s right to repurchase or sell securities may be limited. Short sales of Mortgage TBAs and engaging in mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
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Foreign Issuer Risk. Some of the Funds invests in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of for issuers. Although, these securities are not subject to all of the risks summarized in “Foreign Securities and Emerging Markets Risk,” they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issuers facing issuers in such foreign countries.
Structured Investment Risk. Certain structured investments are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such instruments, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income; and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. A fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities) to its share holders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. A fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which a fund’s expenses could otherwise be allocated and may reduce a fund’s rate of return.
In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income; and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.
High Portfolio Turnover Risk. A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risks factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, a Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
REITs Risk. A Fund’s investments in debt and convertible securities of REITs are subject to the same risks as direct investments in real estate and mortgages. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for
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environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A Fund’s investments and your investment may decline in value in response to declines in property values or other adverse changes to the real estate market. In addition, federal and state laws may restrict the remedies that a lender of underlying REIT assets has when a borrower defaults on loans. The performance of real estate securities is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate. Debt and convertible securities of REITs are subject to the risks of debt and convertible securities in general. For example, such securities are more sensitive to interest rates than equity securities of REITs.
Municipal Obligations Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease a Fund’s income or hurt its ability to preserve capital and liquidity.
Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a Fund to sell the security at the time and the price that normally prevails in the market.
In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which a Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on a Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Debt Securities and Other Callable Securities Risk. As part of its main investment strategy, a Fund invests in debt securities. The issuers of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When debt obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Taxability Risk. A Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and a Fund’s dividends with respect to that bond might be subject to federal income tax.
Concentration Risk. A Fund may invest more than 25% of its Assets in municipal securities, the interest upon which is paid from revenues of projects within a single sector, such as housing and healthcare. As a result, a Fund could be more susceptible to developments which affect those sectors.
Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Private placements are generally subject to strict
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restrictions on resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell a restricted security on short notice or may be able to sell them only at a price below current value. It may be more difficult to determine a market value for a restricted security. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.
Auction Rate Securities Risk. The auction rate municipal securities a Fund will purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
Alternative Minimum Tax Risk. A Fund may invest its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from a Fund subject to federal income tax. Any capital gain distributed by a Fund may be taxable.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industry Concentration Risk. A Fund will not invest more than 25% of the value of its total assets in the securities of companies conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of a Fund’s benchmark at the time of investment, a Fund may invest up to 35% of its total assets in that industry. Concentrating Fund investments in companies conducting business in the same industry will subject a Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.
MLP Risk. MLPs may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Debt securities of MLPs are subject to the risks of debt securities in general. For example, such securities are more sensitive to interest rates than equity securities of MLPs. Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.
Smaller Company Risk. (Small Cap Company and Mid Cap Company Risk) Investments in smaller, newer companies may be riskier and less liquid than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments and may affect your investment in a Fund.
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Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Non-Money Market Fund Risk. A Fund is not a money market fund. Although a Fund seeks to provide low volatility of principal, a Fund’s net asset value and market value will fluctuate every day and it is not subject to the liquidity requirements and investment and credit quality restrictions applicable to money market funds. Because a Fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under Treasury regulations.
Net Asset Value Risk. A Fund is not a money market fund. Therefore, a Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, a Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to a Fund’s investments. Unlike certain money market funds, a Fund’s net asset value per share will fluctuate. Because a Fund is not a money market fund, it does not qualify for the special money market fund tax treatment or tax accounting methods under Treasury regulations.
Index Related Risk. A Fund’s return may not track the return of its Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. In addition, a Fund’s return may differ from the return of its Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and a Fund’s valuation of a security at the time of calculation of a Fund’s NAV) and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when a Fund uses a representative sampling approach, a Fund may not be as well correlated with the return of its Underlying Index as when a Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Corporate actions affecting securities held by a Fund (such as mergers and spin-offs) or a Fund’s ability to purchase round lots of the securities may also cause a deviation between the performance of a Fund and its Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected for some period of time, which may negatively impact a Fund and its shareholders. For example, during a period when the Underlying Index contains inaccurate constituents, a Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents.
Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause an Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions and potentially increasing transaction costs to a Fund. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When an Underlying Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
It is also possible that the composition of a Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the Internal Revenue Code).
The risk that a Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, a Fund’s is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. As a result, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. A Fund will not take defensive positions under any market conditions, including in declining markets.
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Sampling Risk. To the extent a Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by a Fund could result in a greater decline in a Fund’s NAV than would be the case if a Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by a Fund could cause a Fund to underperform the Underlying Index. To the extent the assets in a Fund are smaller, these risks may be greater.
Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economics results of those issuing the securities.
Inverse Floater Risk. Inverse floaters and inverse IOs are debt securities structured with interest rates that reset in the opposite direction from the market rate to which the security is indexed. Generally, interest rates on these securities vary inversely with a short-term floating rate (which may be reset periodically). They are more volatile and more sensitive to interest rate changes than other types of debt securities. Interest rates on inverse floaters and inverse IOs will decrease when the rate to which they are indexed increases, and will increase when the rate to which they are indexed decreases. In response to changes in market interest rates or other market conditions, the value of an inverse floater or inverse IO may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the adviser, a Fund could lose all or substantially all of its investment in inverse IOs.
Inflation-Linked and Inflation-Protected Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.
There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
Municipal Securities Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
Loan Risk. A Fund may invest in Loans including Loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such Loans are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “Interest Rate Risk,” “Credit Risk,” “High Yield Securities Risk,” and “Foreign Securities and Emerging Markets Risk.” Although certain Loans are secured by collateral, a Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Although a Fund limits its investments in illiquid securities to no more than 15% of a Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid.
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No active trading market may exist for some of the Loans and certain Loans may be subject to restrictions on resale. The inability to dispose of Loans in a timely fashion could result in losses to a Fund. In addition, the settlement period for Loans is uncertain as there is no standardized settlement schedule applicable to such investments. Certain Loans may take more than seven days to settle. Because some Loans that a Fund invests in may have a more limited secondary market, liquidity and valuation risk is more pronounced for a Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Typically, Loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about a Fund’s investments and the market for certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, a Fund may be more dependent upon the analytical ability of its adviser.
When a Fund acquires a loan participation, a Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, a Fund assumes the credit risk of the seller of the loan participation and any other parties interpositioned between a Fund and the borrower. Under a loan participation, a Fund may have no direct rights to enforce the terms of the loan against the borrower. A Fund may not benefit directly from the collateral supporting the load in which it has purchased the loan participations or assignments.
Affiliates of the adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired. Also, because the adviser may wish to invest in the publicly traded securities of an obligor, it may not have access to material non-public information regarding the obligor to which other investors have access. A Fund will not have direct recourse against the issuer of a loan participation.
Loans are subject to prepayment risks. Gains and losses associated with prepayments will increase or decrease a Fund’s yield and the income available for distribution by a Fund. When Loans are prepaid, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for Loans, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Covenant Lite Loan Risk. A Fund may invest in floating rate Loans that may be “covenant lite” or obtain exposure to such Loans through structured investments. This term typically refers to Loans that lack, or contain fewer or contingent, financial maintenance covenants or other provisions intended to provide certain financial protections in favor of lenders as compared to other types of Loans. Financial maintenance covenants generally require a borrower to satisfy certain financial metrics at regular intervals over the life of the Loan. Loans that include financial maintenance covenants will typically require the borrower to provide a calculation of its financial maintenance covenants and other related financial information on a periodic basis, which permits the lender to monitor the borrower’s financial performance over time. The failure to satisfy a financial maintenance covenant as of any required testing period will result in a default and permit the lender, in certain circumstances, to exercise its rights and remedies against the borrower. Additionally, a lender may determine, based on a borrower’s financial maintenance covenant calculations, that a borrower is experiencing financial distress or decline, which typically permits the lender to engage in negotiations with the borrower or take other actions in order to mitigate losses.
In current market conditions, many new Loans do not feature traditional financial maintenance covenants. Accordingly, in addition to the risks associated with floating rate Loans generally, covenant lite loans carry greater risks than Loans with financial maintenance covenants because the borrower will generally have more flexibility with respect to its activities, and the Fund or lender may receive less frequent or less detailed financial reporting from the borrower and may experience greater delays and difficulties in enforcing its rights if the borrower’s financial performance declines, which may result in losses to the Fund. For example, if a default occurs, covenant lite Loans may exhibit diminished recovery values because the Fund or lender may not have had the opportunity to negotiate with the borrower prior to the default and otherwise may have limited financial information or a limited ability to intervene or obtain concessions from a borrower prior to default. Ultimately, these Loans provide fewer protections in favor of the Fund, including with respect to the possibility of default, as well as a more limited ability to declare a default. These risks are particularly acute during a downturn in the credit cycle and, in cases of Loans involving tranches, may be more pronounced depending on the particular tranche in which the Fund has invested or to which the Fund is exposed.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.
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When-Issued, Delayed Settlement and Forward Commitment Transactions Risk. A Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Investments in J.P. Morgan ETFs Risk. To the extent that a Fund invests in underlying J.P. Morgan ETFs, a Fund’s investment performance is related to the performance of the underlying ETFs. A Fund’s net asset value will change with changes in the equity and bond markets and the value of the underlying ETFs in which it invests. Because a Fund’s adviser or its affiliates provide services to and receive fees from the underlying ETFs, investments in a Fund benefit the adviser and/or its affiliates and may create a conflict of interest. Shareholders will bear not only their proportionate share of a Fund’s expenses, but also indirectly pay a portion of the expenses incurred by the underlying ETFs. As the underlying ETFs or a Fund’s allocations to underlying ETFs change from time to time, or to the extent that the expense ratios of the underlying ETFs change, the weighted average operating expenses borne by a Fund may increase or decrease. Because a Fund’s adviser or its affiliates provide services to and receive fees from the underlying ETFs, investments in a Fund benefit the adviser and its affiliates. In addition, the adviser’s authority to allocate investments to J.P. Morgan ETFs creates conflicts of interest. Investing in J.P. Morgan ETFs could cause a Fund to incur higher fees and will cause the adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or J.P. Morgan ETFs. These conflicts also could cause the adviser to adjust its asset class target or actual allocations to provide for increased use of J.P. Morgan ETFs.
Foreign Municipal Securities Risk. The risk of a foreign municipal security generally depends on the financial and credit status of the issuer, which in turn will depend on the local economic, regulatory, political and other factors and conditions. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease a Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal securities might not pay interest unless the applicable legislature or municipality authorizes money for that purpose. In addition, the issuer of the obligations may be unable or unwilling to make interest and principal payments when due. These securities are also subject to foreign and emerging markets risks based on the location of the issuer.
Securities Lending Risk. Each Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Transactions and Liquidity Risk. A Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of a Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of a Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of a Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Shares
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may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact a Fund’s performance.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
For more information about risks associated with the types of investments that a Fund purchases, please read the “Risk/ Return Summary” and the “Investment Practices” sections later in the prospectus and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.
Temporary Defensive and Cash Positions for all Funds except BetaBuilders 1–5 Year U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF
For liquidity and to respond to unusual market conditions, the Funds may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.
While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with a Fund’s main investment strategies. Therefore, a Fund will pursue a temporary defensive position only when market conditions warrant.
Index Provider and Index Construction Related to BetaBuilders 1–5 Year U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF
Bloomberg Barclays Short-Term U.S. Aggregate Bond Index
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index, which measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The Underlying Index includes treasuries, government-related and corporate securities with up to, but not including, five years to maturity. The Underlying Index also includes commercial mortgage-backed securities and asset-backed securities with maturities of less than five years, as well as MBS with maturities of up to 15 years.
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The components of the Underlying Index, and the degree to which these components represent certain sectors, are likely to change over time. The Underlying Index is rebalanced monthly on the last business day of the month to reflect changes in the underlying investable fixed-income universe. This includes a review of credit quality, remaining years to maturity and amount outstanding for every issue included in the Underlying Index.
An Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion.
JPMorgan Emerging Markets Risk-Aware Bond Index
The Underlying Index is owned and maintained by the Index Provider, an affiliate of the Fund. The Index Provider applies the methodology of the Underlying Index developed by the Adviser to determine the composition and relative weightings of the securities in the Underlying Index. The Index Provider is responsible for calculating and disseminating information about the market value of the Underlying Index. An affiliate of the Index Provider or a third party may be engaged to serve as calculation agent for the Underlying Index.
The Underlying Index is governed by a rules-based methodology. Changes to the methodology will be publicly disclosed prior to implementation.
The Underlying Index tracks liquid, U.S. dollar emerging market fixed and floating-rate debt instruments issued by sovereign and quasi-sovereign entities. The Underlying Index is based on the J.P. Morgan Emerging Market Bond Index Global Diversified and uses a rules-based filtering and alternative risk weighting three-step process, discussed below. Component securities included in the Underlying Index are selected from advanced and secondary emerging markets (as classified by the Index Provider’s Country Classification Review Process) strictly in accordance with guidelines and mandated procedures and are selected primarily from constituents of the broader J.P. Morgan Emerging Market Bond Index Global Diversified.
The first step seeks to achieve a more liquid subset of the starting universe by filtering out instruments with smaller face amounts outstanding and those that are closer to maturity. The second step seeks to limit country-specific risk by removing those countries with the highest spread risk. Finally, the third step seeks to reallocate the remaining countries to target a stable allocation of spread risk from its investment grade and high yield subcomponents.
The Index Provider calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index monthly within countries and rebalances the Underlying Index semi-annually (March and September) across countries.
An Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion.
Bloomberg® Description and Disclaimer
“BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS® is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”) (collectively, “Bloomberg”), or Bloomberg’s licensors own all proprietary rights in the “Bloomberg Barclays U.S. Aggregate Bond IndexSM.”
Neither Barclays Bank PLC, Barclays Capital Inc., nor any affiliate (collectively “Barclays”) nor Bloomberg is the issuer or producer of the JPMorgan 1-5 Year U.S. Aggregate Bond ETF and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the JPMorgan 1-5 Year U.S. Aggregate Bond ETF. The Bloomberg Barclays U.S. Aggregate Bond IndexSM is licensed for use by the Adviser as the Issuer of the JPMorgan 1-5 Year U.S. Aggregate Bond ETF. The only relationship of Bloomberg and Barclays have with the Issuer in respect of Bloomberg Barclays U.S. Aggregate Bond IndexSM is the licensing of the Bloomberg Barclays U.S. Aggregate Bond IndexSM, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the JPMorgan 1-5 Year U.S. Aggregate Bond ETF or the owners of the JPMorgan 1-5 Year U.S. Aggregate Bond ETF.
Additionally, the Adviser may for itself execute transaction(s) with Barclays in or relating to the Bloomberg Barclays U.S. Aggregate Bond IndexSM in connection with the JPMorgan 1-5 Year U.S. Aggregate Bond ETF. Investors acquire the JPMorgan 1-5 Year U.S. Aggregate Bond ETF from the Adviser and its affiliates and investors neither acquire any interest in the Bloomberg Barclays U.S. Aggregate Bond IndexSM nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the JPMorgan 1-5 Year U.S. Aggregate Bond ETF. The JPMorgan 1-5 Year U.S. Aggregate Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied, regarding the advisability of investing in the JPMorgan 1-5 Year U.S. Aggregate Bond ETF or the advisability of investing in securities generally or the ability of the Bloomberg Barclays U.S. Aggregate Bond IndexSM to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the JPMorgan 1-5 Year U.S. Aggregate Bond
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ETF with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for or has participated in the determination of the timing of, prices at, or quantities of the JPMorgan 1-5 Year U.S. Aggregate Bond ETF to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the JPMorgan 1-5 Year U.S. Aggregate Bond ETF or any other third party into consideration in determining, composing or calculating the Bloomberg Barclays U.S. Aggregate Bond IndexSM. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the JPMorgan 1-5 Year U.S. Aggregate Bond ETF.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the JPMorgan 1-5 Year U.S. Aggregate Bond ETF, investors or other third parties. In addition, the licensing agreement between the Adviser and Bloomberg is solely for the benefit of the Adviser and Bloomberg and not for the benefit of the owners of the JPMorgan 1-5 Year U.S. Aggregate Bond ETF, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEXSM OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEXSM. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEXSM OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEXSM OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEXSM, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEXSM. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS, EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEXSM OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEXSM.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.”
Disclaimer Related to USD Emerging Markets Sovereign Bond ETF
The Fund (the “Financial Product”) is not in any way sponsored, sold or promoted by JPMS. JPMS is not responsible for, nor has it participated in, any aspect of the structuring of any attribute of the Financial Product, the determination of the timing of the offering of the Financial Product, the pricing of the Financial Product, or in the manner of operation of the Financial Product. JPMS has no obligation or liability in connection with the administration, marketing or trading of the Financial Product. All information provided herein regarding the Underlying Index, the J.P. Morgan Emerging Market Bond Index Global Diversified or any other index provided by JPMS (collectively, the “Indices”), including without limitation, the levels of the Indices, is provided for informational purposes only. JPMS does not warrant the completeness or accuracy of the Indices and/or the completeness or accuracy or any other information furnished in connection with the Indices. The Indices are the exclusive property of JPMS or the licensees of the Indices, and JPMS and such licensees, as applicable, retain all property rights therein. Nothing herein constitutes, or forms part of, an offer or solicitation for the purchase or sale of any financial instrument, including of the Financial Product, or as an official confirmation of any transaction, or a valuation or price for the Indices or the Financial Product. Nothing contained herein shall be construed as a JPMS recommendation to adopt any investment strategy or as legal, tax or accounting advice. JPMS makes no express or implied representations or warranties with respect to the Indices and/or the Financial Product, including but not limited to regarding the advisability of investing in securities or financial products generally and/or the Financial Products specifically, or the ability of any of the Indices to track investment opportunities in the financial markets or otherwise achieve their objective. JPMS hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Indices and the Financial Product. Without limiting any of the foregoing, in no event shall JPMS have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) to any person, including but not limited to, for any statements contained in any offering document or any other materials used to describe the Indices and/or the Financial Product, any error in the pricing or otherwise, of the Indices and/or the Financial Product and JPMS shall not be under any obligation to advise any person of any error therein.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.
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Additional Fee Waiver and/or Expense Reimbursement
Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for a Fund will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
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The Funds' Management and Administration
The Funds' Management and Administration
Each Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees, which is responsible for overseeing all business activities of the Funds.
The Funds' Investment Adviser and Administrator
J.P. Morgan Investment Management Inc. (JPMIM or the adviser) is the investment adviser and administrator to the Funds. JPMIM is located at 383 Madison Avenue, New York, NY 10179. In addition to managing the Funds' portfolio, JPMIM also provides administrative services for and oversees the other service providers of the Funds.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to certain Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
During the most recent fiscal year ended 2/29/20, JPMIM was paid investment advisory fees (net of waivers), as shown below, of average daily net assets:
Core Plus Bond ETF	0.00%
Corporate Bond Research Enhanced ETF	0.00
High Yield Research Enhanced ETF	0.13
Municipal ETF	0.00
U.S. Aggregate Bond ETF	0.00
Ultra-Short Income ETF	0.06
Ultra-Short Municipal Income ETF	0.00
USD Emerging Markets Sovereign Bond ETF	0.05
Management Fee and Other Expenses
Pursuant to the BetaBuilders 1–5 Year U.S. Aggregate Bond ETF’s management agreement, JPMIM is entitled to a management fee, incurred daily and paid monthly of the Fund’s average daily net assets at the following rate: 0.05%. Under the management agreement, JPMIM is responsible for substantially all the expenses of the BetaBuilders 1–5 Year U.S. Aggregate Bond ETF (including expenses of the Trust relating to BetaBuilders 1–5 Year U.S. Aggregate Bond ETF), except for the management fees, payments under the BetaBuilders 1–5 Year U.S. Aggregate Bond ETF’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/ or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the BetaBuilders 1–5 Year U.S. Aggregate Bond ETF’s business. Additionally, the BetaBuilders 1–5 Year U.S. Aggregate Bond ETF shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
Pursuant to each Fund’s new management agreement, effective 11/1/19, JPMIM is entitled to a management fee, incurred daily and paid monthly of a Fund average daily net assets:
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	0.05%
Core Plus Bond ETF	0.40
Corporate Bond Research Enhanced ETF	0.14
High Yield Research Enhanced ETF	0.24
Municipal ETF	0.24
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.18
Ultra-Short Municipal Income ETF	0.18
USD Emerging Markets Sovereign Bond ETF	0.39
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Under the management agreement, JPMIM is responsible for substantially all the expenses of each Fund (including expenses of the Trust relating to each Fund), except for the management fees, payments under a Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/ or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with a Fund’s securities lending program, if applicable.
A discussion of the basis the Board of Trustees of the Trust used in approving the management agreement for the Funds is available in the semi-annual report dated August 31, 2019.
The Portfolio Managers
BetaBuilders 1–5 Year U.S. Aggregate Bond ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Eric Isenberg, Naveen Kumar, Behnood Noei and Jonathan Msika. The team is responsible for managing the Fund on a day-to-day basis. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy and overseeing members of the portfolio management team that have more limited responsibilities.
Mr. Isenberg is the lead portfolio manager for the Fund. Mr. Isenberg, Executive Director of JPMIM, is the Head of Fixed Income Portfolio Management for Quantitative Beta Strategies. In this role, Mr. Isenberg is responsible for portfolio management of all of J.P. Morgan Asset Management Holdings Inc. passive fixed income funds, including index replication and smart beta fixed income funds. Prior to joining the firm in 2016,Mr. Isenberg worked at VanEck beginning in 2015, where he was a Fixed Income Portfolio Manager for all of the VanEck Vectors Fixed Income ETFs, including the municipal, international and high yield funds and worked at Credit Suisse from 2003 until 2015 in various roles, including Head of Fixed Income Index Products and Head of Bond Index Products. Mr. Isenberg graduated from Binghamton University in 2001 with a Bachelor of Science in computer science and economics.
Mr. Kumar, Vice President of JPMIM, has been a portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2011, he previously worked for the Global Head of Strategic Product Management from 2014 to 2016 and on the JPMorgan Private Bank Manager Selection Team specializing in equities from 2011 to 2014. Mr. Kumar holds a B.A. in Economics from Northwestern University.
Mr. Noei, Vice President of JPMIM, is a portfolio manager in the Quantitative Beta Strategies group, based in New York. An employee since 2012, he previously worked as a portfolio manager for the U.S. Core Plus team within the Global Fixed Income, Currency & Commodities (GFICC) group. Mr. Noei holds a M.Sc. in Finance from the Fisher School of Business at The Ohio State University and is a CFA charterholder.
Mr. Msika, Vice President of JPMIM, has been a research analyst and portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2011, he was previously a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2011 to 2016.
Core Plus Bond ETF
The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.
The portfolio management team for the Fund consists of Steven S. Lear, Managing Director and CFA charterholder, Richard Figuly, Managing Director, J. Andrew Norelli, Managing Director, Lisa Coleman, Managing Director and CFA charterholder, and Thomas Hauser, Managing Director and CFA charterholder. Mr. Lear, an employee of JPMIM since 2008 is the U.S. Chief Investment Officer within our Global Fixed Income, Currency & Commodities (GFICC) team. Mr. Figuly has been an employee of JPMIM or predecessor firms since 1993 and is a member of the GFICC team with an emphasis on securitized assets for purposes of this Fund. Mr. Norelli has been with the adviser since 2012 and is a portfolio manager within the GFICC team, where he focuses on multi-asset class portfolios, asset allocation, macroeconomic strategy, and global market dynamics. Ms. Coleman is responsible for managing investment grade corporate credit investments for the Fund. A portfolio manager of the Fund since July 2020 and an employee JPMIM since 2008, Ms. Coleman is the Global Head of the Investment Grade Corporate Credit team within the GFICC Team. Mr. Hauser is responsible for
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The Funds' Management and Administration (continued)
managing high yield investments for the Fund. A portfolio manager of the Fund since July 2020 and employee of JPMIM or its affiliates since 2004, Mr. Hauser is a senior portfolio manager for the GFICC Global High Yield team. In this role, he is responsible for managing high yield total return strategies and sub-advised mutual fund assets with an emphasis on the U.S. dollar high yield market.
Corporate Bond Research Enhanced ETF
The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.
The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are Lisa Coleman, Managing Director and CFA charterholder, Lorenzo Napolitano, Executive Director and CFA charterholder, Bhupinder Bahra, Managing Director, Frederick Bourgoin, Managing Director and Sameer Iqbal, Vice President. Ms. Coleman, Mr. Napolitano, Mr. Bahra, Mr. Bourgoin and Mr. Iqbal are responsible for establishing and monitoring the overall duration, yield curve, sector allocation, the overweights and underweights of the Fund’s portfolio versus the benchmark. Ms. Coleman, Mr. Napolitano, Mr. Bahra, Mr. Bourgoin and Mr. Iqbal are assisted by regional sector and research teams who help formulate the macro credit, sector and security strategies of the Fund.
Mr. Napolitano is a member of GFICC and a portfolio manager within the Investment Grade Corporate Credit Team. Prior to joining the firm in 2012, he was an associate portfolio manager at Lord, Abbett & Co. LLC where he traded and provided research analysis for institutional and retail portfolios within Investment Grade Credit. Mr. Bahra and Mr. Bourgoin are responsible for managing the Fund’s multi-factor security selection process including its related quantitative processes and analytics. Mr. Bahra and Mr. Bourgoin are co-heads of the Global Fixed Income, Currency & Commodities (GFICC) Quantitative Group. Since joining JPMIM in 2013, Messrs. Bahra and Bourgoin have been responsible for developing and implementing quantitative investment strategies, and for enhancing the group’s quantitative portfolio construction tools. Prior to joining JPMIM, Mr. Bahra and Mr. Bourgoin were co-heads of Systematic Global Macro Strategies at Schroders Investment Management beginning August 2006. Mr. Iqbal is a member of GFICC and a portfolio manager within the Investment Grade Corporate Credit Team. Prior to joining the team, he was a fixed income analyst at J.P. Morgan Private Bank, where he assisted in the creation and maintenance of discretionary fixed income strategies spanning investment grade and high yield fixed income markets. Mr. Iqbal has been with the firm for 5 years since graduating from George Washington University with undergraduate degrees in Finance and Economics. Information about Ms. Coleman is discussed earlier in this section.
High Yield Research Enhanced ETF
James P. Shanahan, Managing Director, Bhupinder Bahra, Managing Director, Frederick Bourgoin, Managing Director and Alexander Sammarco, Executive Director, serve on the portfolio management team of the Fund. Mr. Shanahan and Mr. Sammarco are responsible for making investments for the Fund from the universe of corporate debt securities and rankings identified by the security selection process as well as making adjustments to manage issuer, sector and regional diversification within the portfolio. An employee of JPMIM or predecessor firms since 1998, Mr. Shanahan has worked in the high yield industry since 1986. He is a portfolio manager for high yield and leveraged loan products. Mr. Sammarco currently serves a senior special situations analyst for JPMIM’s Cincinnati High Yield team. Prior to joining the firm in 2013, Mr. Sammarco was at Stark Investments, a global multi-strategy hedge fund, where he served as a senior member of the investment team. Information about Messrs. Bahra and Bourgoin is discussed earlier in this section.
Municipal ETF
Richard Taormina, Michelle V. Hallam, Kevin M. Ellis and Michael R. Myers are the lead portfolio managers responsible for the day-to-day management of the Fund.
Mr. Taormina, Managing Director, is the head of the Municipal Strategies team within the Global Fixed Income, Currency and Commodities (GFICC) group. An employee of JPMIM since 1997, Mr. Taormina is responsible for managing a team of professionals managing mutual funds, high net worth and institutional fixed income accounts. Mr. Taormina is also portfolio manager on a number of mutual funds and separately managed accounts. Before joining the firm, he was a senior trader for national, high-yield, and state-specific funds at the Vanguard Group.
Ms. Hallam, CFA charterholder and Executive Director, is a senior portfolio manager within GFICC. An employee of JPMIM since 1999, Ms. Hallam is responsible for managing mutual funds and separately managed accounts. She began her career at JPMIM in July 1999 as an analyst in the Internal Consulting Services program where she worked on projects in Investment Management and Financial Risk Management.
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Mr. Ellis, CFA charterholder and Managing Director, is a senior portfolio manager in the Municipal Strategies Team within GFICC. Mr. Ellis is responsible for managing mutual funds and tax aware separately managed accounts. Before joining the firm in 2003, Mr. Ellis worked at Alliance Capital/Sanford Bernstein as a municipal bond trader.
Mr. Myers is an executive director and senior portfolio manager on the Municipal Strategies Team within GFICC. An employee since 2005, Mr. Myers is responsible for managing separately managed accounts and oversees the Tax-Free Managed Income Portfolio group. Previously, Mr. Myers was a financial consultant and Smith Barney/Citigroup specializing in broad fixed income.
U.S. Aggregate Bond ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Eric Isenberg, Niels Schuehle, Naveen Kumar, Jonathan Msika and Behnood Noei. The team is responsible for managing the Fund on a day-to-day basis. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy and overseeing members of the portfolio management team that have more limited responsibilities.
Mr. Isenberg and Dr. Schuehle are the co-lead portfolio managers for the Fund.
Dr. Schuehle, Executive Director of JPMIM, is Head of Fixed Income Research for Quantitative Beta Strategies. In this role, Dr. Schuehle is focused on further developing the firm’s factor-based franchise in fixed income markets. Prior to joining the firm in 2016, Dr. Schuehle was a Senior Researcher in the Quantitative Portfolio and Index Research team at Bloomberg and Senior Researcher in the Index Strategies and Portfolio Modeling team at Barclays Risk Analytics and Index Solution Group from 2010 to 2016. Dr. Schuehle holds a Ph.D. in Finance from Kellogg School of Management at Northwestern University.
Information about Messrs. Isenberg, Kumar, Msika and Noei is discussed earlier in this section.
Ultra-Short Income ETF
The portfolio management team for the Fund utilizes a team based portfolio management approach and is comprised of James McNerny, Managing Director, David Martucci, Managing Director, Cecilia Junker, Managing Director and CFA charterholder and Kyongsoo Noh, Managing Director and CFA charterholder.
Mr. McNerny is the lead portfolio manager for the Fund and is primarily responsible for establishing and monitoring the investment strategy, utilizing the research and insight of credit analysts and the other portfolio managers in making day-to-day decisions regarding securities to be bought or sold by the Fund. An employee since 2000, Mr. McNerny is a portfolio manager within the Global Liquidity business. In this role, he oversees managed reserves portfolios, a strategy which focuses on high quality short-term fixed income investments. Previously, Mr. McNerny served as a fixed income portfolio manager and product specialist focusing on liquidity, short duration, broad market, extended market and total return products.
Mr. Martucci, Ms. Junker and Mr. Noh are co-managers of the Fund. In their roles as co-managers, they work closely with the lead portfolio manager to develop the investment strategy for the Fund. An employee since 2000, Mr. Martucci is the head of the managed reserves strategy and oversees the portfolio management team. Ms. Junker and Mr. Noh have a focus on the Fund’s investments in securitized products. An employee since 1987, Ms. Junker is a portfolio manager within the Global Liquidity business. In this role, she oversees managed reserves portfolios. Previously, Ms. Junker served as a portfolio manager within the U.S. Fixed Income Group, specializing in asset-backed and commercial mortgage-backed securities. An employee since 2000, Mr. Noh is a portfolio manager within the Global Liquidity business. In this role, he oversees managed reserves portfolios. Previously, Mr. Noh was a portfolio manager within the U.S. Fixed Income Group, specializing in asset-backed securities.
Ultra-Short Municipal Income ETF
Richard Taormina, Curtis White and Josh Brunner are the lead portfolio managers responsible for the day-to-day management of the Fund. Mr. White is an Executive Director on the Municipal Strategies team within GFICC. An employee since 1997, Mr. White is responsible for managing mutual funds and separately managed accounts. Previously, Mr. White was responsible for managing municipal money market funds and separately managed accounts within the JPMorgan Global Liquidity team.
Mr. Brunner, Executive Director and a CFA charterholder, has been an employee at JPMIM since 2001. Mr. Brunner is responsible for managing tax free managed income portfolios including credit customized portfolios. Information about Mr. Taormina is discussed earlier in this section.
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The Funds' Management and Administration (continued)
USD Emerging Markets Sovereign Bond ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Eric Isenberg, Niels Schuehle and Naveen Kumar. The team is responsible for managing the Fund on a day to day basis with the goal of seeking investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Information about Messrs. Isenberg, Schuele and Kumar is discussed earlier in this section.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The Funds' Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Funds' Shares. The Distributor or its agent distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares of the Funds. The Distributor has no role in determining the investment policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Funds available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.
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Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of each Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Funds trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. Each Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Funds' Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Funds' Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of a Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which a Fund issues and redeems Shares. It is calculated in accordance with a Fund’s pricing and valuation policies. The market price (“Market Price”) is generally the official closing price of a Fund’s Shares on the Exchange. Prior to December 9, 2019, the market price was generally determined using the midpoint between the highest bid and the lowest ask on the Exchange, as of the time that the Fund’s NAV was calculated. A Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of a Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at current market prices. The Market Price is also used to calculate market returns of a Fund.
Pricing Shares
Investors that purchase or sell Shares on the secondary market transact at the market price on the Exchange. The market price may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. As the respective international local markets close, the approximate value will continue to be
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Purchase and Redemption of Shares (continued)
updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval, but certain holdings may not be updated otherwise if such holdings do not trade in the United States. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any representation or warranty as to its accuracy.
NAV is calculated each business day as of the close of the New York Stock Exchange (NYSE) (for the Corporate Bond Research Enhanced ETF, U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF) or Cboe BZX Exchange, Inc. (Cboe) (for the remaining Funds), which is typically 4:00 p.m. ET. On occasion, the NYSE or the Cboe will close before its regular closing time. When that happens, NAV will be calculated as of the time the NYSE or the Cboe closes, as applicable. The Funds will not treat an intraday unscheduled disruption or closure in NYSE or the Cboe trading as a closure of the NYSE or the Cboe, as applicable and will calculate NAV as of 4:00 p.m. ET if the particular disruption or closure directly affects only the NYSE or the Cboe. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. The NAV per share of each Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding shares of the Fund.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance the performance of the Underlying Index.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of the Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
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Frequent Purchases and Redemptions
The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds' shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, each Fund issues and redeems its Shares at NAV only in Creation Units, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices.
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Shareholder Information
Taxes on Distributions
Each Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
Each Fund generally declares and distributes net investment income, if any, at least monthly. Each Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain. The amounts of the Fund’s distributions are driven by federal tax requirements. Such required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the applicable taxable year is negative.
For the Municipal ETF and Ultra-Short Municipal Income ETF, if, at the close of each quarter of its taxable year, at least 50% of the value of a fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the section entitled “What are the Fund’s main investment strategies?” for that Fund, the Fund invest primarily in various types of municipal securities, the interest on which is exempt from federal income tax. Distributions that are properly reported as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax for individual shareholders. You should consult your tax advisor concerning your own tax situation. Shareholders who receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in a fund may have on the federal taxation of their benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.
A Fund may invest a portion of its assets in securities that generate income subject to federal, state, and/or local taxes. For federal income tax purposes, distributions of net investment income that are not properly reported as exempt-interest dividends generally are taxable as ordinary income from dividends. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by that Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income. Given the investment strategies of the Funds, it is not anticipated that a significant portion of the distributions paid by a Fund will be eligible to be designated as qualified dividend income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares, but excluding any exempt-interest dividends received from a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If you buy Shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Shares). Any gain resulting from the sale or exchange of Shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the Shares.
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A Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, a Fund’s total return on those securities would be decreased. A Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Any foreign tax withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through of foreign tax credits to shareholders. Although in some cases a Fund may be able to apply for a refund or a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.
A Fund may invest a significant portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
A Fund’s investment in certain debt obligations and derivatives instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.
High Yield Research Enhanced ETF investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.
A Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Shares of the Municipal ETF and Ultra-Short Municipal Income ETF may not be suitable for tax-exempt investors since such investors are generally tax exempt and, therefore, would not gain any additional benefit from the Fund’s dividends being tax exempt.
Any foreign shareholder would generally be subject to U.S. tax- withholding on distributions by the Funds, as discussed in the Statement of Additional Information.
Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units
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Shareholder Information (continued)
and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Availability of Proxy Voting Record
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.
Other Information
For purposes of the Investment Company Act of 1940 (1940 Act), each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.
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Investment Practices
The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed.
FUND NAME	FUND CODE
BetaBuilders 1–5 Year U.S. Aggregate Bond ETF	1
Core Plus Bond ETF	2
Corporate Bond Research Enhanced ETF	3
High Yield Research Enhanced ETF	4
Municipal ETF	5
U.S. Aggregate Bond ETF	6
Ultra-Short Income ETF	7
Ultra-Short Municipal Income ETF	8
USD Emerging Markets Sovereign Bond ETF	9

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1-2, 6-7	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets and pools of loans, such as collateralized loan obligations.	1-2, 5-8	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	5, 8	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	2, 4-5, 7-8	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	4-5, 7-8	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1-2, 6, 9	Credit Currency Foreign Investment Interest Rate Market Political
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Investment Practices (continued)
INSTRUMENT	FUND CODE	RISK TYPE
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.	2, 5, 8	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-2, 4-8	Credit Currency Interest Rate Liquidity Market Political Valuation
Common Stock: Shares of ownership of a company.	2, 4	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	2, 4	Credit Market
Contract for Differences: An arrangement made in a futures contract whereby differences in settlement are made through cash payments, rather than the delivery of physical goods or securities.	7	Credit Leverage Liquidity Management Market
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	2, 4	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-9	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1-2, 6, 9	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	2	Credit Liquidity Market
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INSTRUMENT	FUND CODE	RISK TYPE
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.	2, 5, 8	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	1-3, 6-7, 9	Foreign Investment Credit Currency Interest Rate Market Liquidity Political
Exchange-Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	1-2, 5-6, 8-9	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	2	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities (ADSs).	1-4, 6-7, 9	Foreign Investment Interest Rate Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.	2-5, 7-9	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	2, 7-8	Credit Currency Interest Rate Political
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	2, 5, 8	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	1-9	Investment Company Market
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Investment Practices (continued)
INSTRUMENT	FUND CODE	RISK TYPE
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	2, 5, 9	Credit Currency Extension Foreign Investment Interest Rate Liquidity Loans Market Political Prepayment Structured Investments
Mortgages (Directly Held): Debt instruments secured by real property.	2	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	1-2, 5-8	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	2, 7	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	1-2, 5-8	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	2, 5, 8	Credit Liquidity Management Market
1	All forms of borrowing (including mortgage dollar rolls) are limited in the aggregate and may not exceed 33 1⁄3% of a Fund’s total assets except as permitted by law.
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INSTRUMENT	FUND CODE	RISK TYPE
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-2, 6-7	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	1-3, 5-9	Credit Interest Rate Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	2, 4	Interest Rate Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-9	Liquidity Market Valuation
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	2, 4	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	2, 5, 7-8	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	2, 8	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1-2, 4, 6, 9	Market
Securities Lending: The lending of up to 33 1⁄3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1-3, 5-6, 8	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	2, 5, 8	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-2, 6-7, 9	Credit Foreign Investment Interest Rate Liquidity Political Valuation
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Investment Practices (continued)
INSTRUMENT	FUND CODE	RISK TYPE
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	2, 7	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	1-2, 5-6, 8-9	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	2, 5, 8	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	2, 5, 8	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	2, 4-5, 7-8	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	2, 4-5, 7-8	Market
Trust Preferred: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	2, 4	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	1-3, 5-8	Credit Government Securities Interest Rate Market
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INSTRUMENT	FUND CODE	RISK TYPE
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).	1-8	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to a Fund on demand or at the expiration of a specified term.	2, 4-8	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-2, 4-8	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	1-2, 4-8	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities
Risk related to certain investments held by the Funds:
Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.
Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as securities issued by Fannie Mae, Ginnie Mae or Freddie Mac securities). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
High yield securities risk The risk that the Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to great risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.
Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).
Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.
Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.
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Investment Practices (continued)
Management risk The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.
Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.
Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.
Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.
Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.
Zero-Coupon securities risk The risk that the market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
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This Page Intentionally Left Blank.

Financial Highlights
The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or the period of a Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with a Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.
To the extent a Fund invests in other funds, the total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.
		Per share operating performance
		Investment Operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
March 12, 2019 (g) through February 29, 2020	$ 25.00	$ 0.59	$ 0.88	$ 1.47	$ (0.61)	$ —	$ (0.61)
JPMorgan Core Plus Bond ETF
Year Ended February 29, 2020	50.36	1.45	4.13	5.58	(1.44)	(0.33)	(1.77)
January 28, 2019 (g) through February 28, 2019	50.00	0.13	0.36	0.49	(0.13)	—	(0.13)
JPMorgan Corporate Bond Research Enhanced ETF
Year Ended February 29, 2020	51.19	1.95	5.96	7.91	(1.93)	(0.90)	(2.83)
December 12, 2018 (g) through February 28, 2019	50.00	0.44	1.19	1.63	(0.44)	—	(0.44)
JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)
Year Ended February 29, 2020	49.86	2.50	0.53	3.03	(2.58)	—	(2.58)
Year Ended February 28, 2019	50.09	2.47	(0.23)	2.24	(2.47)	—	(2.47)
Year Ended February 28, 2018	50.96	2.44	(0.92)	1.52	(2.39)	—	(2.39)
September 14, 2016 (g) through February 28, 2017	50.00	1.14	0.96	2.10	(1.14)	—(l)	(1.14)
(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.
(f)	Prior to November 1, 2019, all Funds, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, may have waived fees if expenses exceeded the expense cap. On November 1, 2019, all Funds, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor. The BetaBuilders 1-5 Year U.S. Aggregate Bond ETF has operated under a unitary fee structure since its inception.
(g)	Commencement of operations.
(h)	Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Amount rounds to less than 0.5%.
(k)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains(losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(l)	Amount rounds to less than $0.005.
106  |  J.P. Morgan Exchange-Traded Funds

	Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate(c)

$ 25.86	$ 25.84	5.93%	5.85%(h)	$ 37,495,084	0.05%	2.38%	0.05%	56%

54.17	54.44	11.24	11.52	54,168,824	0.38	2.76	0.69	91
50.36	50.48	0.97	1.21(h)	25,178,102	0.38(i)	2.96	5.38(i)	—(j)

56.27	56.50	15.74	15.95	35,170,394	0.14	3.58	0.65	67
51.19	51.30	3.26	3.48(h)	25,595,493	0.14(i)	3.98	2.13(i)	12

50.31	50.62	6.15	6.88	171,037,324	0.32	4.90	0.44	128
49.86	49.82	4.66	4.00	154,570,385	0.40	5.01	0.57	23
50.09	50.36	3.00	3.12	105,191,308	0.40	4.78	0.98	23
50.96	51.16	4.24	4.64(h)	30,574,068	0.39(i)	4.99	1.74(i)	8
July 1, 2020  |  107

Financial Highlights (continued)
		Per share operating performance
		Investment Operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Municipal ETF
Year Ended February 29, 2020	$ 51.92	$ 1.24	$ 3.91	$ 5.15	$ (1.22)	$ (0.70)	$ (1.92)
October 29, 2018 (g) through February 28, 2019	50.00	0.46	1.90	2.36	(0.44)	—	(0.44)
JPMorgan U.S. Aggregate Bond ETF
Year Ended February 29, 2020	25.32	0.69	2.18	2.87	(0.72)	(0.04)	(0.76)
December 12, 2018 (g) through February 28, 2019	25.00	0.18	0.29	0.47	(0.15)	—	(0.15)
JPMorgan Ultra-Short Income ETF
Year Ended February 29, 2020	50.20	1.28	0.32	1.60	(1.29)	—	(1.29)
Year Ended February 28, 2019	50.01	1.37	(0.04)(j)	1.33	(1.14)	—	(1.14)
May 17, 2017 (g) through February 28, 2018	50.00	0.70	(0.08)	0.62	(0.61)	—	(0.61)
JPMorgan Ultra-Short Municipal Income ETF
Year Ended February 29, 2020	50.26	0.78	0.26	1.04	(0.77)	—	(0.77)
October 16, 2018 (g) through February 28, 2019	50.00	0.35	0.23	0.58	(0.32)	—	(0.32)
JPMorgan USD Emerging Markets Sovereign Bond ETF
Year Ended February 29, 2020	47.52	2.32	3.40	5.72	(2.29)	—	(2.29)
Year Ended February 28, 2019	48.83	2.31	(1.30)	1.01	(2.32)	—	(2.32)
January 29, 2018 (g) through February 28, 2018	50.00	0.19	(1.21)	(1.02)	(0.15)	—	(0.15)
(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.
(f)	Prior to November 1, 2019, all Funds, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, may have waived fees if expenses exceeded the expense cap. On November 1, 2019, all Funds, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor. The BetaBuilders 1-5 Year U.S. Aggregate Bond ETF has operated under a unitary fee structure since its inception.
(g)	Commencement of operations.
(h)	Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains(losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
108  |  J.P. Morgan Exchange-Traded Funds

	Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate(c)

$ 55.15	$ 55.06	10.09%	9.71%	$ 52,390,882	0.23%	2.31%	0.67%	51%
51.92	52.01	4.74	4.92(h)	31,153,558	0.23(i)	2.65	1.06(i)	15

27.43	27.46	11.46	11.49	543,070,946	0.07	2.61	0.20	57
25.32	25.34	1.90	1.98(h)	98,730,082	0.07(i)	3.26	1.14(i)	53

50.51	50.54	3.22	3.22	11,591,489,504	0.18	2.53	0.22	46
50.20	50.23	2.68	2.66	5,703,062,275	0.17	2.74	0.28	43
50.01	50.05	1.25	1.33(h)	200,051,266	0.16(i)	1.77	0.55(i)	25

50.53	50.56	2.09	2.09	207,185,582	0.18	1.55	0.34	153
50.26	50.29	1.16	1.22(h)	57,799,591	0.17(i)	1.88	0.79(i)	61

50.95	51.15	12.25	12.44	91,713,454	0.39	4.64	0.58	53
47.52	47.62	2.29	2.23	61,776,747	0.39	4.96	0.87	28
48.83	48.95	(2.03)	(1.79)(h)	53,713,929	0.35(i)	4.79	2.74(i)	2
July 1, 2020  |  109

How to Reach Us
MORE INFORMATION
For investors who want more information on the Funds the following documents are available free upon request:
ANNUAL AND SEMI-ANNUAL REPORTS
The Funds' annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that have a significant effect on each Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
277 Park Avenue
New York, NY 10172
If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and other information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Funds is 811-22903.

©JPMorgan Chase & Co., 2020. All rights reserved. July 2020.
PR-FIETF-720-2

Prospectus
J.P. Morgan Exchange-Traded Funds
September 14, 2020, as supplemented March 1, 2021
JPMorgan International Bond Opportunities ETF (formerly, JPMorgan Global Bond Opportunities ETF)	Ticker: JPIB	Listing Exchange: Cboe BZX Exchange, Inc.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).
Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan International Bond Opportunities ETF
(formerly JPMorgan Global Bond Opportunities ETF)
Ticker: JPIB
What is the goal of the Fund?
The Fund seeks to provide total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.00
Total Annual Fund Operating Expenses	0.50
1	The Fund's management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with that Fund’s securities lending program, if applicable.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	51	160	280	628
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to achieve its investment objective by investing across sectors in developed and emerging markets located around the world. The Fund is flexible and opportunistic. Because the Fund is not managed to a benchmark, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) has broad discretion to shift the Fund’s exposure to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities. In buying and selling investments for the Fund, the adviser allocates the Fund’s exposure to strategies, sectors, countries and currencies based on the adviser’s analysis of individual investments and broader economic conditions in individual countries, regions and the world. This allows the adviser to take a conservative approach during uncertain periods and move into higher risk opportunities as market conditions improve, which may result in the Fund focusing in only a few markets and sectors. The Fund’s focus may change from time to time. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities or countries in which the Fund may invest. These determinations may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. A “bond” is defined as a debt security with a maturity of 90 days or more at the time of its issuance. The Fund’s assets are invested primarily in debt securities of issuers located in countries other than the United States. The Fund may invest in developed or emerging markets, including sovereign debt issued by countries in developed and emerging markets. Emerging markets currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries and Hong Kong. In managing the Fund, the adviser will seek to diversify the Fund’s portfolio by investing in issuers in at least three countries other than the U.S. under normal circumstances. The Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular country. Currently, the Fund anticipates at least 50% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars. However, from time to time, the Fund may have greater exposure to non-U.S. dollar investments to take advantage of market conditions.
September 14, 2020  |  1

JPMorgan International Bond Opportunities ETF (continued)
Although the Fund has the flexibility to invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities), or the unrated equivalent, the Fund generally invests at least 25% of the Fund’s Assets in securities that, at the time of purchase are rated investment grade or the unrated equivalent. The Fund has flexibility to decrease the percentage of Assets invested in investment grade securities at any time to take advantage of higher risk opportunities when market conditions are improving.
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. The Fund currently seeks to maintain a duration of eight years or less, although the Fund has the flexibility to maintain a longer duration under certain market conditions such as significant volatility in interest rates and spreads. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations and banks.
The Fund may also use currency related transactions involving currency derivatives as part of its primary investment strategy. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use currency derivatives including foreign forward currency contracts (including non-deliverable forwards) and currency options for hedging or to gain or manage exposure to currencies or securities. The adviser has flexibility to significantly increase the Fund’s exposure to currencies through the use of currency derivatives. The Fund may use foreign currency transactions and other derivatives to hedge non-dollar investments back to the U.S. dollar.
In addition to currency derivatives, the Fund may use other fixed income and credit derivatives including futures contracts, options and swaps (including credit default swaps and interest rate swaps). The Fund may use derivatives as substitutes for securities in which the Fund can invest. The Fund may also use derivatives to establish, increase, decrease, or manage exposure to securities, markets, or currencies including for hedging purposes, to seek to increase gain to the Fund and/or as part of its risk management process.
A significant portion of the Fund’s assets may be invested in asset-backed securities and mortgage-related and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in structured investments including credit linked notes (CLNs) for which the reference instrument is an emerging markets or developed markets debt instrument, adjustable rate mortgage loans (ARMs), custodial receipts and credit risk transfer securities and credit-linked notes issued by government-related organizations. The Fund may invest a significant amount of its assets in “sub-prime” mortgage-related securities.
The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).
The Fund may also invest in mortgage pass-through securities including securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including Mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell Mortgage TBAs short.
The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.
The Fund may also invest in when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities, inverse floating rate securities, short-term funding agreements and deferred payment securities.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

2   |  J.P. Morgan Exchange-Traded Funds

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate debt securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental action to reduce budget deficits, the resource self-sufficiency of
September 14, 2020  |  3

JPMorgan International Bond Opportunities ETF (continued)
European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps being taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union. A transition phase has commenced and is scheduled to conclude on December 31, 2020. During the transition phase, the United Kingdom effectively remains in the European Union from an economic perspective but no longer has any political representation in the European Union parliament. There is considerable uncertainty relating to the potential consequences of such a withdrawal. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although currently the Fund anticipates at least 50% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars, the Fund has the flexibility to have greater exposure to non-U.S. dollar investments. In addition, the Fund’s use of foreign currency derivatives may not be successful in hedging non-dollar investments back to the U.S. dollar and the use of such strategies may lower the Fund’s potential returns.
High Yield Securities Risk. The Fund invests in securities including junk bonds and instruments that are issued by companies that are highly leveraged, less creditworthy or financially distressed. These investments are considered to be speculative and may be subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, liquidity risks, prepayment risks, and lack of publicly available information. High yield securities that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the securities and certain investments may be subject to restrictions on resale. The inability to dispose of the Fund’s securities and other investments in a timely fashion could result in losses to the Fund. Because some securities may have a more limited secondary market, liquidity risk may be more pronounced for the Fund. When securities are prepaid, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for these securities, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.
Derivatives Risk. Derivatives, including foreign forward currency contracts, options, futures contracts and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Strategy Risk. The Fund uses a flexible asset allocation approach which may result in the adviser focusing on only a few strategies, sectors, countries or currencies. Due to the Fund’s flexible allocation approach, the Fund’s risk exposure may vary and risk associated with an individual strategy, sector, country or currency may become more pronounced particularly when the Fund utilizes only a few strategies or types of investments. The Fund’s currency management strategies may substantially change the Fund’s exposure to currency exchange rates and

4  |   J.P. Morgan Exchange-Traded Funds

could result in losses to the Fund if currencies do not perform as the adviser expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
Using currency derivative strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities including so-called “sub-prime” mortgages, credit risk transfer securities and credit-linked notes issued by government-related organization that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or special purpose vehicle (“SPV”), respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk.” Below.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Structured Investment Risk. Certain structured investments including CLNs are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such instruments, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Inflation-Linked Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
September 14, 2020  |  5

JPMorgan International Bond Opportunities ETF (continued)
Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of Mortgage TBAs and mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its requirement as a regulated investment company to distribute all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.

6  |   J.P. Morgan Exchange-Traded Funds

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Bloomberg Barclays Multiverse Index ex USA (USD Hedged) and the Bloomberg Barclays Multiverse Index. As of 9/14/20, the Fund changed its investment strategies. In view of these changes, the Fund’s performance record prior to this period might be less pertinent for investors considering whether the purchase shares of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
The Fund’s year-to-date total return through 3/31/20 was -5.60%.
Best Quarter	1st quarter, 2019	4.69%
Worst Quarter	4th quarter, 2018	-1.69%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past 1 Year	Life of Fund (since 04/05/2017)
SHARES
Return Before Taxes	10.85%	4.66%
Return After Taxes on Distributions	8.78	2.77
Return After Taxes on Distributions and Sale of Fund Shares	6.40	2.75
BLOOMBERG BARCLAYS MULTIVERSE INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	7.13	4.06
BLOOMBERG BARCLAYS MULTIVERSE INDEX ex USA (USD Hedged)
(Reflects No Deduction for Fees, Expenses, or Taxes)	NA	NA
1	Effective 9/14/20, the Fund’s benchmark changed from the Bloomberg Barclays Multiverse Index to the Bloomberg Barclays Multiverse Index ex USA (USD Hedged) because the adviser believes that the Bloomberg Barclays Multiverse Index ex USA (USD Hedged) is a more appropriate comparison in light of the Fund’s new name and investment strategies, which were also adopted 9/14/20.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Robert Michele	2017	Managing Director
Iain Stealey	2017	Managing Director
Lisa Coleman	2020	Managing Director
Peter Aspbury	2020	Managing Director
Diana Amoa	2020	Executive Director
Purchase and Sale of Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).
September 14, 2020  |  7

JPMorgan International Bond Opportunities ETF (continued)
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at jpmorganfunds.com.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8  |   J.P. Morgan Exchange-Traded Funds

More About the Fund
Additional Information About the Fund's Investment Strategies
The Fund is an ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index.
The name, investment objective and policies of the Fund are similar to other funds advised by the adviser or its affiliates. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Main Investment Strategies
The Fund seeks to achieve its investment objective by investing across sectors in developed and emerging markets located around the world. The Fund is flexible and opportunistic. Because the Fund is not managed to a benchmark, the adviser has broad discretion to shift the Fund’s exposure to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities. In buying and selling investments for the Fund, the adviser allocates the Fund’s exposure to strategies, sectors, countries and currencies based on the adviser’s analysis of individual investments and broader economic conditions in individual countries, regions and the world. This allows the adviser to take a conservative approach during uncertain periods and move into higher risk opportunities as market conditions improve, which may result in the Fund focusing in only a few markets and sectors. The Fund’s focus may change from time to time. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities or countries in which the Fund may invest. These determinations may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.
Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. The Fund will provide shareholders with at least 60 days prior notice of any change in this policy. “Assets” means net assets plus the amount of borrowings for investment purposes. A “bond” is defined as a debt security with a maturity of 90 days or more at the time of its issuance. Some examples of bonds include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations. The Fund’s assets are invested primarily in debt securities of issuers located in countries other than the United States. The Fund may invest in developed or emerging markets, including sovereign debt issued by countries in developed and emerging markets. Emerging markets currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries and Hong Kong. In managing the Fund, the adviser will seek to diversify the Fund’s portfolio by investing in issuers in at least three countries other than the U.S. under normal circumstances. The Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular country. Currently, the Fund anticipates at least 50% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars. However, from time to time, the Fund may have greater exposure to non-U.S. dollar investments to take advantage of market conditions.
The Fund may invest without limit in securities that are rated below investment grade by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization or securities that are unrated but are deemed by the adviser to be of comparable quality. Although the Fund has the flexibility to invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities), or the unrated equivalent, the Fund generally invests at least 25% of the Fund’s Assets in securities that, at the time of purchase are rated investment grade or the unrated equivalent. The Fund has flexibility to decrease the percentage of Assets invested in investment grade securities at any time to take advantage of higher risk opportunities when market conditions are improving.
September 14, 2020  |  9

More About the Fund (continued)
The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. The Fund currently seeks to maintain a duration of eight years or less, although the Fund has the flexibility to maintain a longer duration under certain market conditions such as significant volatility in interest rates and spreads. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations and banks.
The Fund may also use currency related transactions involving currency derivatives as part of its primary investment strategy. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use currency derivatives including foreign forward currency contracts (including non-deliverable forwards) and currency options for hedging or to gain or manage exposure to currencies or securities. The adviser has flexibility to significantly increase the Fund’s exposure to currencies through the use of currency derivatives. The Fund may use foreign currency transactions and other derivatives to hedge non-dollar investments back to the U.S. dollar.
In addition to currency derivatives, the Fund may use other fixed income and credit derivatives including futures contracts, options and swaps (including credit default swaps and interest rate swaps). The Fund may use derivatives as substitutes for securities in which the Fund can invest. The Fund may also use derivatives to establish, increase, decrease, or manage exposure to securities, markets, or currencies including for hedging purposes, to seek to increase gain to the Fund and/or as part of its risk management process.
A significant portion of the Fund’s assets may be invested in asset-backed securities and mortgage-related and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in structured investments including credit linked notes (CLNs) for which the reference instrument is an emerging markets or developed markets debt instrument, adjustable rate mortgage loans (ARMs), custodial receipts and credit risk transfer securities and credit-linked notes issued by government-related organizations. The Fund may invest a significant amount of its assets in “sub-prime” mortgage-related securities.
The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).
The Fund may also invest in mortgage pass-through securities including securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including Mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell Mortgage TBAs short.
The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.
The Fund may also invest in when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities, inverse floating rate securities, short-term funding agreements and deferred payment securities.
As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any change in its policy to invest at least 80% of its Assets in bonds. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of the Fund. The Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding Shares of the Fund.
10  |  J.P. Morgan Exchange-Traded Funds

In buying and selling investments for the Fund, the adviser allocates the Fund’s exposure to strategies, sectors, countries, and currencies based on the adviser’s analysis of individual investments and broader economic conditions in individual countries, regions and the world. This allows the adviser to take a conservative approach during uncertain periods and move into higher risk opportunities as market conditions improve, which may result in the Fund focusing in only a few markets and sectors. The Fund’s focus may change from time to time.
Credit Quality. The Fund may invest without limitation in below investment grade securities. Below investment grade securities are also called “high yield bonds”, “junk bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, the equivalent of BB+ or lower). These securities generally offer a higher yield than investment grade securities, but involve a higher degree of risk.
A security’s quality is determined at the time of purchase and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. The adviser will consider such an event in determining whether the Fund should continue to hold the security and is not required to sell a security in the event of a downgrade. The Fund uses the methodology described below to determine the credit quality of their investments.
Investment grade securities are securities that have been determined to be investment grade (for example, the equivalent of BBB- or higher) based on ratings by the following NRSROs - Moody’s Investors Service Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch), DBRS Morningstar, and Kroll and the following methodology. Securities that have received ratings from more than one of these NRSROs are considered investment grade if any one of the NRSROs has rated the security investment grade. If none of these NRSROs rate a security, the adviser must determine that it is of comparable quality to an investment grade security or a non-investment grade security, respectively, in order for such security to be treated as an investment grade or a non-investment grade security, respectively.
As indicated in the Fund summary, the Fund may invest in “sub-prime” mortgage-related securities. “Sub-prime” loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk for default. In general, these borrowers have impaired or limited credit history.
Additional Investment Strategies. Although not part of its principal investment strategy, the Fund may invest in preferred shares, convertible securities including contingent convertible securities, and common stock. With respect to common stock, the Fund may invest in common stock directly or in connection with the conversion of convertible securities or in connection with the reorganization and restructuring of an issuer.
Although not a principal investment strategy, the Fund may invest in loan assignments and participations (Loans), and commitments to purchase loan assignments (Unfunded Commitments). Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). The Fund may also invest from time to time in municipal securities and Brady bonds.
The Fund may engage in short selling in which it must borrow a security it wants to sell short. This type of short selling is not currently a principal investment strategy of the Fund.
The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. The use of CPI-U swaps is not a principal investment strategy of the Fund.
The Fund may invest in exchange-traded funds (ETFs) in order to gain exposure to particular markets including foreign and emerging markets or asset classes. Such ETFs may include actively managed ETFs and passively managed ETFs. Passively managed ETFs are registered investment companies that seek to track the performance of a particular market index or security. These indexes include not only broad-based market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries. Investments in ETFs are not a principal investment strategy of the Fund.
The Fund also may use other non-principal strategies that are not described herein, but which are described in “Investment Practices” later in the prospectus and/or in the Statement of Additional Information.
Investment Risks
There can be no assurance that the Fund will achieve its investment objective.
The main risks associated with investing in the Fund are summarized in the “Risk/Return Summary” at the front of this prospectus. In addition to the Fund’s main risks, the Fund may be subject to additional risks in connection with investments and strategies used by the Fund from time to time. The table below identifies main risks and some of the additional risks for the Fund.
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More About the Fund (continued)
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in the Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if the Fund is suitable for you.
The Fund is subject to the risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective. The Fund may also be subject to additional risks that are not described herein but which are described in the Statement of Additional Information.
International Bond Opportunities ETF
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk	•
Authorized Participant Concentration Risk	•
Cash Transactions Risk	•
Convertible Securities Risk	○
Covenant Lite Loan Risk	○
CPI-U Strategy Risk	○
Credit Risk	•
Currency Risk	•
Derivatives Risk	•
ETF and Other Investment Company Risk	○
Foreign Securities and Emerging Markets Risk	•
General Market Risk	•
Geographic Focus Risk	•
Government Securities Risk	•
High Portfolio Turnover Risk	•
High Yield Securities Risk	•
Industry and Sector Focus Risk	•
Inflation-Linked and Inflation-Protected Security Risk	•
Interest Rate Risk	•
LIBOR Discontinuance or Unavailability Risk	•
Market Trading Risk	•
Mortgage Dollar Roll Risk	•
Municipal Securities Risk	○
Prepayment Risk	•
Sovereign Debt Risk	•
Structured Investment Risk	•
Transactions and Liquidity Risk	○
Volcker Rule Risk	○
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk	•
•	Main Risks
○	Additional Risks
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a
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particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Foreign Securities and Emerging Markets Risk. Because the Fund invests in U.S. dollar denominated foreign securities, it is subject to special risks in addition to those applicable to U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The risks associated with foreign securities are magnified in “emerging markets.” While emerging markets risk is not a principal risk of the Fund, the Fund may invest in emerging markets from time to time. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.
In addition to the more general foreign and emerging market risks above, the Fund may focus its investments in one or more foreign regions or small group of companies. As a result, such Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks in the following regional areas:
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to
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More About the Fund (continued)
risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.
China Region Risk. Investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Chinese companies. Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.
At times, there may be a high correlation among the Chinese and Taiwanese markets. Accordingly, because the Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.
EMEA (Europe/Middle East/Africa) Region Risk. The economies of EMEA countries are all considered emerging market economies. The democratization process in Eastern Europe is still relatively new, and political turmoil and uprising remains a threat. Russia is establishing a new political outlook and market economy, but political risks remain high and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Many Middle Eastern economies have little or no democratic tradition and are currently facing greater political and economic uncertainty, which could result in significant economic downturn. Many African nations have a history of dictatorship, military intervention and corruption. Russia, the Middle East and many African nations are also highly reliant on income from sales of commodities (such as oil), and their economies are therefore vulnerable to changes in the global prices of these commodities and currencies. As global demand for commodities fluctuates, the Russian economy and many Middle Eastern and African economies may be significantly impacted.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps taken by the United Kingdom to exit the European Union. On January 31, 2020, the United Kingdom officially withdrew from the European Union and entered a transition period, which ended on December 31, 2020. On December 30, 2020, the European Union and the United Kingdom signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the European Union’s and the United Kingdom’s relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the United Kingdom’s post transition framework. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Japan Risk. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
India Risk. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian
14  |  J.P. Morgan Exchange-Traded Funds

companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Latin American Market Risk. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of the Fund.
Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, political and social instability and the significant percentage of the market represented by a small number of issuers.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Interest Rate Risk. The Fund’s fixed income securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund invests in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate due to certain changes or uncertainty in monetary policy. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the Fund's yield (and total return) also may be low or the Fund may be unable to maintain positive returns.
Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities held by the Fund. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions, including the conditions resulting from the COVID-19 pandemic. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.
Lower credit quality may lead to greater volatility in the price of a security and in Shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.
Sovereign Debt Risk. The Fund may invest all or substantially all of its assets in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Currency Risk. The Fund may invest in U.S. dollar-denominated securities of foreign issuers or U.S. affiliates of foreign issuers. Although these securities are not subject to all of the risks of foreign and emerging markets securities summarized above, they may be subject to additional risks not faced by domestic issuers. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, and regulatory issues facing issuers in such foreign countries. The Fund may also invest in non-dollar denominated securities in foreign and emerging markets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Although the Fund may attempt
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More About the Fund (continued)
to minimize currency exposure to foreign currencies through hedging, it may not always do so. In addition, the Fund’s use of foreign currency derivatives may not be successful in hedging non-dollar investments back to the U.S. dollar and the use of such strategies may lower the Fund’s potential returns.
High Yield Securities Risk. The Fund may invest up to 100% of its total assets in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.
Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases that Fund’s potential for loss.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation
16  |  J.P. Morgan Exchange-Traded Funds

difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of either rising or declining interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of asset-backed, mortgage-related and mortgage-backed investments that include so-called “sub-prime” mortgages, (which are loans made to borrowers with low credit ratings or other factors that increase the risk of default), credit risk transfer securities and credit-linked notes issued by government-related organizations. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. Additionally, asset-backed, mortgage-related and mortgage-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain asset-backed, mortgage-related and mortgage-backed securities may face valuation difficulties and may be less liquid than other types of asset-backed, mortgage-related and mortgage-backed securities, or debt securities.
The mortgage loans underlying privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantees. As a result, the mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. In addition, certain mortgage-related securities which may include loans that originally qualified under standards established by government-sponsored entities (for example, certain REMICs that include Fannie Mae mortgages) are not considered as government securities for purposes of the Fund’s investment strategies or policies. There is no government or government-sponsored guarantee for such privately issued investments.
The Fund may invest in CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be particularly sensitive to changes in prevailing interest rates. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.
The Fund may also invest in CLOs. A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. As a result, CLOs are subject to the same risks as other investments in asset-backed securities, including the risks described above and in “Interest Rate Risk” and “Credit Risk.” Like CMOs, CLOs are issued in different classes or “tranches” that may vary with respect to levels of risk and yield. CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (iv) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (v) the lack of a readily available secondary market for CLOs; (vi) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vii) the CLO’s manager may perform poorly. To the extent the Fund invests in a subordinate tranche, these risks may be magnified.
Credit risk transfer securities and credit-linked notes are general obligations issued by a government-related organization or SPV, respectively, and are unguaranteed. Unlike mortgage-backed securities, investors in credit risk transfer securities and credit-linked notes issued by a government-related organization have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to the noteholder. There can be no assurance that losses will not occur on an investment. These investments are also subject to the risks described under “Prepayment Risk,” below.
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More About the Fund (continued)
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Structured Investment Risk. Certain structured investments including CLNs are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such instruments, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Inflation-Linked Security Risk. Inflation-linked emerging markets debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-linked securities may be adjusted periodically to a specified rate of inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in a particular emerging market or in the emerging markets in which the Fund invests or in the United States. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, changes in foreign exchange rates may negate the impact of any adjustments to interest rates payable on the securities for non-U.S. dollar denominated inflation-linked securities.
Mortgage Dollar Roll Risk. The Fund may enter into mortgage dollar rolls involving mortgage pass-through securities including mortgage TBAs and other mortgage-backed securities. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on the securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Short sales of mortgage TBAs and mortgage dollar rolls may be subject to leverage risks as described under “Derivatives Risk.” In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Zero-Coupon, Pay-In-Kind and Deferred Payment Securities Risk. The market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. The Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
In addition, (1) the higher yields and interest rates on certain pay-in-kind securities (PIK) reflect the payment deferral and increased credit risk associated with such instruments and such investments may represent a significantly higher credit risk than coupon loans; (2) PIK securities may have higher price volatility because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (3) PIK interest has the effect of generating investment income; and (4) the deferral of PIK interest may also reduce the loan-to-value ratio at a compounding rate.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Market Trading Risk
Risk that Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of the Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of the Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
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Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, the Fund’s Shares may trade at a premium or discount to NAV, especially during periods of significant market volatility.
Given the nature of the relevant markets for certain of the securities for the Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.
Cost of Buying or Selling Shares. When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of the Fund’s Shares (the Distributor), does not maintain a secondary market in the Shares.
Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a Shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Shares’ values may fluctuate in response to events affecting that industry or sector.
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics
September 14, 2020  |  19

More About the Fund (continued)
of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Covenant Lite Loan Risk. The Fund may invest in floating rate Loans that may be “covenant lite” or obtain exposure to such Loans through structured investments. This term typically refers to Loans that lack, or contain fewer or contingent, financial maintenance covenants or other provisions intended to provide certain financial protections in favor of lenders as compared to other types of Loans. Financial maintenance covenants generally require a borrower to satisfy certain financial metrics at regular intervals over the life of the Loan. Loans that include financial maintenance covenants will typically require the borrower to provide a calculation of its financial maintenance covenants and other related financial information on a periodic basis, which permits the lender to monitor the borrower’s financial performance over time. The failure to satisfy a financial maintenance covenant as of any required testing period will result in a default and permit the lender, in certain circumstances, to exercise its rights and remedies against the borrower. Additionally, a lender may determine, based on a borrower’s financial maintenance covenant calculations, that a borrower is experiencing financial distress or decline, which typically permits the lender to engage in negotiations with the borrower or take other actions in order to mitigate losses.
In current market conditions, many new Loans do not feature traditional financial maintenance covenants. Accordingly, in addition to the risks associated with floating rate Loans generally, covenant lite loans carry greater risks than Loans with financial maintenance covenants because the borrower will generally have more flexibility with respect to its activities, and the Fund or lender may receive less frequent or less detailed financial reporting from the borrower and may experience greater delays and difficulties in enforcing its rights if the borrower’s financial performance declines, which may result in losses to the Fund. For example, if a default occurs, covenant lite Loans may exhibit diminished recovery values because the Fund or lender may not have had the opportunity to negotiate with the borrower prior to the default and otherwise may have limited financial information or a limited ability to intervene or obtain concessions from a borrower prior to default. Ultimately, these Loans provide fewer protections in favor of the Fund, including with respect to the possibility of default, as well as a more limited ability to declare a default. These risks are particularly acute during a downturn in the credit cycle and, in cases of Loans involving tranches, may be more pronounced depending on the particular tranche in which the Fund has invested or to which the Fund is exposed.
Transactions and Liquidity Risk. The Fund could experience a loss when selling securities to meet redemption requests and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to, or is required to, sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may account for a large percentage of the Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of the Fund to conduct its investment program. The Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. Liquidity and valuation risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
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Similarly, large purchases of Shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Contingent convertible securities are subject to additional risks factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.
Municipal Securities Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.
Under some circumstances, municipal securities might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.
Since some municipal securities may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.
CPI-U Strategy Risk. The Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by the Fund. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.”
ETF and Other Investment Company Risk. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of an ETF or other investment company. The price and movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs may trade at a price below their NAV (also known as a discount).
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company, including the rescission of exemptive relief issued by the SEC permitting such investments in excess of statutory limits. These regulatory changes may adversely impact each Fund’s investment strategies and operations.
For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/ Return Summary” and the “Investment Practices” sections later in the prospectus and the Statement of Additional Information.
September 14, 2020  |  21

More About the Fund (continued)
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.
Temporary Defensive and Cash Positions
For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. In addition, the Fund may invest in cash and cash equivalents as a principal investment strategy. These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, variable rate master demand notes, money market mutual funds, and bank deposit accounts.
While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund, when available, will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
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The Fund's Management and Administration
The Fund's Management and Administration
The Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees, which is responsible for overseeing all business activities of the Fund.
The Fund's Investment Adviser and Administrator
J.P. Morgan Investment Management Inc. (JPMIM or the adviser) is the investment adviser and administrator to the Fund. JPMIM is located at 383 Madison Avenue, New York, NY 10179. In addition to managing the Fund's portfolio, JPMIM also provides administrative services for and oversees the other service providers of the Fund.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to certain Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
During the most recent fiscal year ended 2/29/20, JPMIM was paid investment advisory fees (net of waivers) of 0.27% of average daily net assets.
Management Fee and Other Expenses
Pursuant to the Fund’s new management agreement, effective 11/1/19, JPMIM is entitled to a management fee of 0.50%, incurred daily and paid monthly of the Fund average daily net assets.
Under the management agreement, JPMIM is responsible for substantially all the expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/ or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.
A discussion of the basis the Board of Trustees of the Trust used in approving the management agreement for the Fund is available in the semi-annual report dated August 31, 2019.
The Portfolio Managers
The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Fund.
The Fund’s portfolio management team is comprised of Robert Michele, Managing Director and CFA charterholder, Iain Stealey, Managing Director and CFA charterholder, Lisa Coleman, Managing Director and CFA charterholder, Peter Aspbury, Managing Director and Diana Amoa, Executive Director and CFA charterholder. Mr. Michele has served as the lead portfolio manager for the Fund since its inception. An employee of JPMIM since 2008, Mr. Michele is the Global Chief Investment Officer within J.P. Morgan Asset Management’s Global Fixed Income and Currency Group (GFICC). He is responsible for overseeing the activities of the fixed income and currency investment teams based in United States, Europe and Asia. An employee of JPMIM since 2002 and a member of the portfolio management team for the Fund since its inception, Mr. Stealey is a portfolio manager in the International Fixed Income Group and Head of Global Aggregate Strategies and beginning in 2019, J.P. Morgan Asset Management’s International Chief Investment Officer of Global Fixed Income, Currency & Commodities. He specializes in portfolio construction and works on multi-currency accounts for both segregated clients and pooled funds. Ms. Coleman is responsible for managing investment grade corporate credit investments for the Fund. A portfolio manager of the Fund since July 2020 and an employee JPMIM since 2008, Ms. Coleman is the Global Head of the Investment Grade Corporate Credit team within the GFICC Team. Mr. Aspbury is responsible for managing high yield investments for the Fund. A portfolio manager of the Fund since July 2020 and employee of JPMIM or its affiliates since 2010, Mr. Aspbury is a senior portfolio manager in the GFICC Global High Yield Team and the head portfolio manager for European High
September 14, 2020  |  23

The Fund's Management and Administration (continued)
Yield. Ms. Amoa is responsible for emerging markets debt investments for the Fund. A portfolio manager of the Fund since July 2020 and an employee of JPMIM since 2015, Ms. Amoa is a senior portfolio manager responsible for overall rates and FX strategies in the GFICC Emerging Markets Debt Team.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The Fund's Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Fund's Shares. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Fund. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Fund available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Fund over other investment options they make available to their customers. See the Statement of Additional Information for more information.
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Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Fund trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. The Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Fund's Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Fund's Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of the Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which the Fund issues and redeems Shares. It is calculated in accordance with the Fund’s pricing and valuation policies. The market price (“Market Price”) is generally the official closing price of the Fund’s Shares on the Exchange. Prior to December 9, 2019, the market price was generally determined using the midpoint between the highest bid and the lowest ask on the Exchange, as of the time that the Fund’s NAV was calculated. The Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of the Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at current market prices. The Market Price is also used to calculate market returns of the Fund.
Pricing Shares
Investors that purchase or sell Shares on the secondary market transact at the market price on the Exchange. The market price may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. As the respective international local markets close, the approximate value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval, but certain holdings may not be updated otherwise if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any representation or warranty as to its accuracy.
September 14, 2020  |  25

Purchase and Redemption of Shares (continued)
NAV is calculated each business day as of the close of the Cboe BZX Exchange, Inc. (Exchange), which is typically 4:00 p.m. E.T. On occasion, the Exchange will close before 4:00 p.m. E.T. When that happens, NAV will be calculated as of the time the Exchange closes. The Fund will not treat an intraday unscheduled disruption or closure in Exchange trading as a closure of the Exchange and will calculate NAV as of 4:00 p.m. E.T. if the particular disruption or closure directly affects only the Exchange. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. The NAV per share of the Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding shares.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. E.T.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of the Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Frequent Purchases and Redemptions
The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, the Fund issues and redeems its Shares at NAV only in Creation Units, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices.
26  |  J.P. Morgan Exchange-Traded Funds

Shareholder Information
Taxes on Distributions
The Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
The Fund generally declares and distributes net investment income, if any, at least monthly. The Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain.
Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Given the investment strategies of the Fund, it is not anticipated that a significant portion of the distributions paid by the Fund will be eligible to be designated as qualified dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If you buy Shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Shares). Any gain resulting from the sale or exchange of Shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the Shares.
The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Any foreign tax withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through of foreign tax credits to shareholders. Although in some cases the Fund may be able to apply for a refund or a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.
The Fund may invest a significant portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal
September 14, 2020  |  27

Shareholder Information (continued)
and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
The Fund’s investment in certain debt obligations and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.
The Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Any foreign shareholder would generally be subject to U.S. tax- withholding on distributions by the Fund, as discussed in the Statement of Additional Information.
Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
28  |  J.P. Morgan Exchange-Traded Funds

Availability of Proxy Voting Record
The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.
Other Information
For purposes of the Investment Company Act of 1940 (1940 Act), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.
September 14, 2020  |  29

Investment Practices
The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed.
INSTRUMENT	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables or other securities backed by other types of receivables or other assets.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	Credit Interest Rate Liquidity Market
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political Valuation
30  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	RISK TYPE
Commodity-Related Pooled Investment Vehicles: Ownership interests in grantor trusts and other pooled investment vehicles, including commodity pools, that hold tangible assets such as gold, silver and other commodities or invest incommodities futures. Grantor trusts are typically traded on an exchange.	Credit Foreign Investment Leverage Liquidity Market Valuation
Common Stock: Shares of ownership of a company.	Market
Convertible Securities: Bonds or preferred stock that can convert to common stock including contingent convertible securities.	Credit Currency Foreign Investments Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	Foreign Investment
Exchange-Traded Funds (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	Investment Company Market
September 14, 2020  |  31

Investment Practices (continued)
INSTRUMENT	RISK TYPE
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities (ADSs).	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by the Fund’s adviser to be of comparable quality.	Credit Currency High Yield Securities Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate Political
Initial Public Offerings (IPOs): A transaction in which a previously private company makes its first sale of stock to the public.	Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	Investment Company Market
Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Master Limited Partnerships (MLPs): Limited partnerships that are publicly traded on a securities exchange.	Market
32  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	RISK TYPE
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include, among others, private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	Credit Foreign Investment Liquidity Political Valuation
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Credit Leverage Liquidity Management Market
1	All forms of borrowing (including mortgage dollar rolls) are limited in the aggregate and may not exceed 33 1⁄3% of the Fund’s total assets except as permitted by law.
September 14, 2020  |  33

Investment Practices (continued)
INSTRUMENT	RISK TYPE
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market Valuation
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	Credit Liquidity Market
Short Selling: The Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	Credit Foreign Investment Liquidity Political Valuation
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	Credit Liquidity Market Political Prepayment Valuation
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	Market
34  |  J.P. Morgan Exchange-Traded Funds

INSTRUMENT	RISK TYPE
Trust Preferred: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	Credit Government Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities
Risk related to certain investments held by the Fund:
Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.
Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as securities issued by Fannie Mae, Ginnie Mae or Freddie Mac securities). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.
September 14, 2020  |  35

Investment Practices (continued)
High yield securities risk The risk that the Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s NAV may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to great risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.
Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).
Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.
Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.
Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.
Management risk The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.
Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.
Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.
Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.
Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.
Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.
Zero-Coupon securities risk The risk that the market value of a zero-coupon, pay-in-kind or deferred payment security is generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year even though the holder receives no interest payments on the note during the year. The Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon securities). These actions may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.
36  |  J.P. Morgan Exchange-Traded Funds

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Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or the period of the Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.
To the extent the Fund invests in other funds, the total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.
		Per share operating performance
		Investment Operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Bond Opportunities ETF (formerly known as JPMorgan Global Bond Opportunities ETF)
Year Ended February 29, 2020	$ 48.75	$ 1.71	$ 1.86	$ 3.57	$(2.34)	$ —	$(2.34)
Year Ended February 28, 2019	50.54	1.94	(0.97)	0.97	(2.56)	(0.20)	(2.76)
April 5, 2017 (g) through February 28, 2018	50.00	1.83	0.05(j)	1.88	(1.34)	—	(1.34)
(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Prior to December 9, 2019, market price return was calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return was the midpoint of the bid/ask spread at the close of business on the listing exchange of the fund. Effective December 9, 2019, the closing price was used to calculate the market price return; however, any prices used in the calculation for market price return prior to December 9, 2019, would have used the midpoint of the bid/ask spread at the close of business on the exchange.
(f)	Prior to November 1, 2019, the Fund may have waived fees if expenses exceeded the expense cap. On November 1, 2019, the Fund adopted a unitary fee structure where a management fee is accrued by the fund based on prior day net assets and other expenses are paid by the Advisor.
(g)	Commencement of operations.
(h)	Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains(losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
38  |  J.P. Morgan Exchange-Traded Funds

	Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate(c)

$ 49.98	$ 49.83	7.39%	6.89%	$169,928,839	0.53%	3.40%	0.69%	88%
48.75	48.83	2.09	2.13	180,357,231	0.54	3.92	0.82	73
50.54	50.60	3.76	3.88(h)	151,634,232	0.53(i)	3.98	1.10(i)	52
September 14, 2020  |  39

How to Reach Us
MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:
ANNUAL AND SEMI-ANNUAL REPORTS
The Fund's annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that have a significant effect on the Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
277 Park Avenue
New York, NY 10172
If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
Reports, a copy of the SAI, and other information about the Fund are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File No. for the Fund is 811-22903.

©JPMorgan Chase & Co., 2020. All rights reserved. September 2020.
PR-IBOETF-920-2